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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8817
ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: May 31
Date of reporting period: June 1, 2012 to November 30, 2012
ITEM 1. REPORTS TO STOCKHOLDERS.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2012

Classes A, B, C, I, O, R and W

■  ING Growth Opportunities Fund

■  ING Large Cap Value Fund

■  ING Mid Cap Value Fund

■  ING MidCap Opportunities Fund

■  ING Real Estate Fund

■  ING SmallCap Opportunities Fund

■  ING Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	11
Statements of Assets and Liabilities	13
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	23
Notes to Financial Statements	29
Summary Portfolios of Investments	45
Advisory Contract Approval Discussion	61

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Looking Forward-

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds

December 19, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2012

Not long before our new fiscal year commenced, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, had enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The dramatic recovery from there emerged despite slow, patchy improvement in economic data, while investors viewed in frustration the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. For the first half of the fiscal year the MSCI World IndexSM gained 11.23%. (The MSCI World IndexSM returned 12.81% for the six months ended November 30, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding half way to 170,000 in November. The unemployment rate was still uncomfortably high at 7.9%.

By November, other economic data, from average hourly earnings growth to industrial production to retail sales, were mostly unconvincing, but perhaps affected by a devastating hurricane which hit the North-East in late October.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 3% year-over-year gain, while housing starts rose to a four-year high in October.

Also in the relative doldrums was China, responsible for much of global gross domestic product (“GDP”) growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended November nearly 14% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing, open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. This was enough to give those prices a boost despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S. the newly-elected Congress looked rather like the old one, not least in the hard attitudes that many feared would push the economy off the “Fiscal Cliff”, an ominous year-end cocktail of deflationary tax increases and spending cuts.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 1.99% in the six months through November. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB returned only 0.57% as risk appetite recovered. By contrast, the investment grade Barclays Capital Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 5.37%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 8.54%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 9.32% in the six months ended November 30, 2012. By sector, financials led the way with a return of 13.59%, followed by healthcare with a return of 12.60%. No sector incurred a loss, but utilities with a return of 0.50% suffered from improved risk appetite while the three biggest names in technology, which had a return of 4.34%, struggled for various reasons. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets the dollar fell 4.78% against the euro over the fiscal half-year, as that currency rebounded after Mr. Draghi’s July pronouncements, and 3.80% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 5.31% to the yen, as Japan’s cabinet announced new monetary stimulus that will probably be intensified after December elections, which the opposition is likely to win.

In international markets, the MSCI Japan® Index rose 10.15%, more than half in November, due to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a silly political dispute with that country. The MSCI Europe ex UK® Index soared 18.53% due to central bank initiatives, in the face of economic news that was unremittingly bad, including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 12.38%, more than half contributed by financials and consumer staples. The economy grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Growth Index
An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING GROWTH OPPORTUNITIES FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2012 (as a percentage of net assets)

Information Technology	33.8%
Consumer Discretionary	16.7%
Industrials	12.6%
Health Care	11.7%
Consumer Staples	9.6%
Energy	5.0%
Financials	4.7%
Materials	4.0%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.86% compared to the Russell 3000® Growth Index, which returned 7.59% for the same period.

Portfolio Specifics: Fund outperformance for the reporting period was driven by stock selection; sector allocation detracted slightly from relative results. Strong stock selection was most notable in the consumer discretionary, materials, energy and consumer staples sectors. By contrast, stock selection in information technology and industrials detracted from results.

Cameron International Corp., Gilead Sciences Inc. and Michael Kors Holdings Ltd. outperformed during the six-month period. Gilead Sciences rose after the company received U.S. Food and Drug Administration (“FDA”) approval for a new HIV drug that combines four HIV medicines into one, and achieved strong Phase II results for new Hepatitis C drugs. Shares of Cameron International were boosted by strong second quarter earnings results and a solid 2013 outlook for the oilfield services industry. Michael Kors outperformed after the company reported strong fiscal first quarter earnings results, driven by robust comp-store sales and better operating margins, and raised guidance for fiscal year 2013. The Fund benefited from not owning Intel Corp., which sold off due to weakness in its PC business.

QLogic Corp., FTI Consulting Inc., and Monster Beverage Corp. were among the most significant detractors for the period. Shares of QLogic fell on two consecutive quarters of lackluster results, particularly in terms of “EBIT” margins — i.e., earnings before interest and taxes — and reduced earnings per share (“EPS”) guidance from management. FTI Consulting reported weak second quarter results and lowered its earnings guidance, causing the shares to decline. Consumer staples stock Monster Beverage sold off on weaker than expected second quarter results, lower than anticipated sales growth and reports that the U.S. FDA was investigating instances of caffeine toxicity implicated in several deaths.

Top Ten Holdings as of November 30, 2012 (as a percentage of net assets)

Apple, Inc.	8.3%
Google, Inc. — Class A	4.2%
International Business Machines Corp.	3.1%
Wal-Mart Stores, Inc.	2.5%
Comcast Corp. — Class A	2.3%
Oracle Corp.	2.2%
Union Pacific Corp.	2.1%
Costco Wholesale Corp.	2.1%
Gilead Sciences, Inc.	2.1%
Qualcomm, Inc.	2.1%

Portfolio holdings are subject to change daily.

Outlook and Current Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining if slow economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (the “Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed also remains committed to maintaining the federal funds rate target near zero until 2015. The strength of U.S. corporations remains intact as evident by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks. We remain cautiously optimistic and are focused on what we believe to be high-quality companies with expanding market shares and above-average growth rates.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING LARGE CAP VALUE FUND

Sector Diversification as of November 30, 2012 (as a percentage of net assets)

Financials	24.3%
Energy	14.6%
Health Care	10.2%
Consumer Discretionary	9.1%
Industrials	8.8%
Consumer Staples	6.8%
Information Technology	6.1%
Utilities	6.0%
Materials	4.7%
Telecommunication Services	3.7%
Exchange-Traded Funds	2.3%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Large Cap Value Fund (the “Fund” or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Robert Kloss and Chris Corapi, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.28% compared to the Russell 1000® Value Index, which returned 11.20% for the same period.

Portfolio Specifics: During the reporting period, the Fund lagged its benchmark due to negative selection among consumer staples and industrial stocks. Another significant detractor was the Fund’s operating cash position during a time of broadly rising share prices. These detractions were partially offset by positive stock picking among materials and energy companies. An overweight of consumer discretionary companies further contributed to performance.

Within consumer staples, our underweight position in Procter & Gamble Co. (“P&G”), a provider of branded consumer packaged goods, detracted value. The company is seeing market share stabilization in key categories where it had been losing share earlier this year. We believe market share stabilization will enable P&G to deliver more cost savings to the bottom line as opposed to spending them on increased promotions. This is the reason for our above-consensus earnings forecast and why we continue to hold the position.

In financials, not owning Bank of America Corp. was unfavorable to returns. In October, the company reported third quarter earnings that exceeded consensus. While the quarter was highlighted by strong commercial loan growth, capital ratio building, lower non-interest expense and margin expansion, the results also reflected weakness in the company’s consumer lending, banking, credit card, trading and brokerage businesses. We do not own Bank of America as we believe the revenue picture remains muted despite improvements in capital structure and mortgage related costs.

Within consumer discretionary, the Fund’s overweight position in Lowe’s Cos., a retailer of home improvement products, was the top contributing stock for the period. Shares were driven higher on the emerging belief that the housing market has begun to recover, and on signs of better execution of various in-store initiatives during the third quarter. Furthermore, the company made significant returns of capital to shareholders (approximately 15%) in the form of dividends and share repurchases in 2012.

Top Ten Holdings as of November 30, 2012* (as a percentage of net assets)

ExxonMobil Corp.	7.1%
Pfizer, Inc.	3.9%
Wells Fargo & Co.	3.2%
Merck & Co., Inc.	3.2%
General Electric Co.	3.1%
JPMorgan Chase & Co.	2.8%
Cisco Systems, Inc.	2.5%
iShares Russell 1000 Value Index Fund	2.3%
Lowe’s Cos., Inc.	2.2%
Verizon Communications, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Not owning information technology (“IT”) stock Hewlett-Packard Co. (“HP”) was beneficial to relative returns. We have avoided this company for two main reasons. First, we were worried about the sustainability of HP Enterprise Services, which had originally grown from the acquisition of Electronic Data Systems in 2008. Second, we had a bearish outlook on the PC industry and did not feel comfortable with this segment of HP’s business. This view proved to be correct, as Hewlett Packard attracted a lot of negative attention during the reporting period. With analysts insisting that a breakup of HP’s enterprise and consumer businesses would result in a higher valuation, the company’s stock price came under siege and ended near its ten-year low. The printing and PC businesses are in what may prove to be a permanent decline, and the company has failed to capitalize on a boom in consumer demand for smartphones and tablets. What’s more, the company has failed to ramp up cloud computing offerings within the enterprise IT business. The fourth quarter, $8.8 billion write-down of the UK software company Autonomy, which was acquired for $11.1 billion in 2011, was yet another mishap for HP. Further declines are projected, and HP may be too late to the game to capitalize on trends in both the consumer and enterprise markets.

Current Strategy and Outlook: We continue to see attractively valued companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors searching for income and for mutual funds that potentially can offer some protection against market downturns. The Fund is currently overweight in the materials and consumer discretionary sectors and underweight the financial and energy sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MID CAP VALUE FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2012 (as a percentage of net assets)

Financials	23.3%
Industrials	16.5%
Materials	10.8%
Consumer Discretionary	10.4%
Energy	9.9%
Information Technology	9.5%
Health Care	8.9%
Utilities	6.6%
Consumer Staples	2.6%
Telecommunication Services	0.3%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Mid Cap Value Fund (the “Fund” or “MidCap Value”) seeks long term capital appreciation. The Fund’s assets are managed by two sub-advisers — RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)”) and Wellington Management Company, LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets (“Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Stephen E. Kylander and Lance F. James, Portfolio Managers of RBC GAM (US), and James N. Mordy, Portfolio Manager of Wellington.

Performance: For the six months ended November 30, 2012, the Fund’s Class I shares provided a total return of 10.16% compared to the Russell Midcap® Value Index, which returned 11.04%, for the same period.

Portfolio Specifics: RBC GAM (U.S.) Sleeve — For the six-month period ended November 30, 2012, the Sleeve, despite strong absolute performance, underperformed the Russell Midcap® Value Index by approximately 220 basis points, as unfavorable stock selection weighed on returns. While both the energy and information technology sectors detracted from performance, underperformance was primarily isolated to one sector, industrials, and even further concentrated in two holdings, ACCO Brands and Acacia Research. Conversely, favorable stock selection in the financials (KKR Financial) and consumer discretionary (Jarden) sectors, as well as a significant underweight to the utilities sector, all contributed positively to returns.

Wellington Sleeve — For the six-month period ended November 30, 2012, the Sleeve outperformed the Russell MidCap Value® Index by approximately 38 basis points. Stock selection was the driver of outperformance during period. The materials, information technology, financials, and healthcare sectors contributed most to relative returns, although they were partially offset by weak selection in industrials and energy.

Allocation among sectors, a residual of the bottom-up stock selection process, detracted from relative results. Negative results from an underweight to telecom & media and energy offset positive relative performance from an overweight to consumer discretionary and underweight to financials. A small residual cash position was also a drag on relative performance as equity markets rose during the period.

Top contributors to relative performance during the period included building product manufacturer Louisiana Pacific (materials), senior living facilities operator Brookdale Senior Living (healthcare), and PHH (financials), an outsource provider of mortgage and fleet management services. Top detractors from relative performance included not owning wireless and wireline communications products and services company Sprint Nextel (telecommunication services), and our positions in diversified global manufacture and logistics services company Barnes Group (industrials) and Swift Transportation (industrials), a multi-faceted transportation services company and truckload carrier.

Top Ten Holdings as of November 30, 2012 (as a percentage of net assets)

Noble Corp.	2.2%
Arrow Electronics, Inc.	2.1%
Reinsurance Group of America, Inc.	2.1%
Edison International	2.0%
Newell Rubbermaid, Inc.	1.8%
ACCO Brands Corp.	1.7%
KKR Financial Holdings LLC	1.7%
UnumProvident Corp.	1.7%
Skyworks Solutions, Inc.	1.6%
Mattel, Inc.	1.5%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: RBC GAM (U.S.) Sleeve — Over the prior six months, equity markets outperformed as easing monetary policy helped to assuage investor concerns surrounding the European debt crisis, slowing global growth, and the fiscal cliff. Despite these strong returns, markets have been marked by increased volatility and a decoupling of stock prices from traditional drivers of fundamentals and valuation. While we expect near term volatility to continue, we anticipate that over time, underlying business fundamentals and valuation will be reaffirmed as the most important driver of equities, leaving us confident in our focus on companies that we believe have defensible, high return business models, opportunity for improvement, sound balance sheets, and strong management stewardship, as well as attractive valuation metrics.

Wellington Sleeve — The two most impactful developments on markets during the period were the U.S. Federal Reserve’s decision to provide an open-ended third round of quantitative easing to further boost the housing recovery and the European Central Bank’s statement that they will “do whatever is necessary” to backstop the European peripheral countries. This has created a psychological floor and encouraged risk-taking by investors. We have slightly increased our cyclical exposure as a result. Important fundamental risks and uncertainties in the market during the period included the U.S. election, the fiscal cliff, European unity, and the pace of slowdown in China. While some U.S. economic data have been encouraging, jobs growth remains tepid and the political and macro uncertainty is causing many companies to hold off on key investment and hiring decisions. We continue to look for investment opportunities that don’t solely rely on strong GDP growth to be successful. The Sleeve ended the period with overweight allocations to the healthcare, industrials, materials, and information technology sectors, while having underweights to the financials, telecommunications & media, consumer staples, and energy sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING MIDCAP OPPORTUNITIES FUND

Sector Diversification as of November 30, 2012 (as a percentage of net assets)

Consumer Discretionary	26.1%
Information Technology	16.4%
Industrials	16.3%
Health Care	13.0%
Financials	8.0%
Energy	6.3%
Consumer Staples	6.1%
Materials	4.4%
Telecommunication Services	1.7%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi, Michael Pytosh and Kristin Manning, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended November 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.55% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 7.24% and 9.22%, respectively, for the same period.

Portfolio Specifics: Fund underperformance for the reporting period was driven primarily by stock selection; sector allocation also detracted from relative results. Weak stock selection was most notable in the information technology (“IT”), consumer staples and healthcare sectors. In contrast, stock selection among industrials, telecommunication services and materials contributed to relative results.

SBA Communications Corp., Michael Kors Holdings Ltd., and Packaging Corp. of America outperformed during the six-month period. Shares of SBA Communications Corp., the third largest independent wireless tower owner and operator in the United States, rose after the company reported strong results and announced that it would acquire the tower portfolio of one of its peers. Michael Kors, an apparel company, outperformed after the company reported strong fiscal first quarter earnings results, driven by robust comp-store sales and better operating margins; the company also raised guidance for fiscal year 2013. Shares of Packaging Corp. of America, a producer of containerboard and corrugated packaging products, increased following solid second quarter results, including market share gains, strong guidance and news that the company and its peers were able to push through higher containerboard pricing.

Monster Beverage Corp., Micros Systems Inc., and QLogic Corp. were among the most significant detractors for the period. Consumer staples stock Monster Beverage, an alternative beverages company, sold off on weaker than expected second quarter results, lower than anticipated sales growth and reports that the U.S. FDA was investigating instances of caffeine toxicity implicated in several deaths. Micros Systems is an enterprise information solutions company that focuses on the hospitality and retail industries. Its shares of declined on concerns that the company’s business is shrinking as a result of a technology shift within the restaurant industry, away from terminals to handheld devices. QLogic, which designs and supplies network-infrastructure connectivity products, underperformed the broader market as a weaker enterprise IT spending environment led to lower revenue forecasts. What’s more, the company’s decision to invest in several new growth opportunities led to an outsized reduction in earnings forecasts.

Top Ten Holdings as of November 30, 2012 (as a percentage of net assets)

Discovery Communications, Inc. — Class A	2.1%
Intuit, Inc.	2.1%
Roper Industries, Inc.	2.0%
Whole Foods Market, Inc.	2.0%
Coca-Cola Enterprises, Inc.	1.9%
Delphi Automotive PLC	1.9%
NetApp, Inc.	1.9%
Gap, Inc.	1.9%
Watson Pharmaceuticals, Inc.	1.9%
Cameron International Corp.	1.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining if slow economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (the “Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed also remains committed to maintaining the federal funds rate target near zero until 2015. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective October 1, 2012, James Hasso is no longer a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING REAL ESTATE FUND

PORTFOLIO MANAGERS’ REPORT

REIT Diversification as of November 30, 2012 (as a percentage of net assets)

Retail REITs	29.5%
Specialized REITs	26.0%
Residential REITs	19.1%
Office REITs	13.4%
Diversified REITs	5.8%
Industrial REITs	4.4%
Real Estate Services	0.5%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.84% compared to the MSCI U.S. REIT® Index, which returned 3.83%, for the same period.

Portfolio Specifics: Property companies advanced by more than 4% over the past six months as company fundamentals continue to improve as validated by solid third quarter earnings releases that were generally in-line with or better than analysts’ expectations. This has also been complemented by active capital raising in both the equity and debt markets and highlighted by unsecured bond issuance at historically low yields as well as significant transactions of large real estate portfolios. Investor sentiment has been bolstered by the U.S. Federal Reserve’s monetary policy decisions, which continue to be accommodative and we believe should work to facilitate continued economic growth. Performance by property type has been mixed as some of the more defensive property types, for example healthcare and storage, have performed better than some of the more economically-sensitive types, for example hotels, apartments and office.

During the period, the Fund has trailed the benchmark primarily as the result of stock selection decisions. The Fund’s holdings in the healthcare, hotel and storage sectors were the primary source of underperformance during the period, more than offsetting the modest value added by the outperformance of the portfolio’s holdings in the mall sector. Sector allocation decisions impacted relative performance to a lesser extent as an overweight to the underperforming apartment sector along with underweights to the outperforming net lease and healthcare sectors more than offset the benefit from an overweight to the outperforming mall sector and an underweight to the underperforming office sector.

Current Strategy & Outlook: We believe the investment case for property companies remains very much intact. The investment thesis for a listed property portfolio remains favorable based on: (1) improving earnings, which have consistently met or exceeded expectations; (2) attractive absolute and relative yield via the dividend, which is growing; (3) valuations that we believe remain attractive relative to our estimate of inherent private market real estate value; and (4) continued access to what we see as attractively priced capital, which has provided a competitive advantage versus private owners of real estate. Risks to this thesis include a protracted economic recession and/or a significant dislocation in the capital markets.
Top Ten Holdings as of November 30, 2012 (as a percentage of net assets)

Simon Property Group, Inc.	11.2%
Boston Properties, Inc.	5.2%
HCP, Inc.	4.9%
Equity Residential	4.4%
ProLogis, Inc.	4.4%
Public Storage, Inc.	4.3%
Health Care Real Estate Investment Trust, Inc.	4.1%
Host Hotels & Resorts, Inc.	4.1%
Ventas, Inc.	4.0%
AvalonBay Communities, Inc.	4.0%
Portfolio holdings are subject to change daily.

We continue to be overweight property companies and geographies that we believe provide a combination of yield and growth at reasonable valuations. We remain positive on the retail, mall and apartment sectors in addition to select value positions within the industrial, office and shopping centers sectors. We remain cautious on suburban office, net lease and storage. Total returns for property stocks will continue to be anchored by an average dividend yield which is in the mid 3% range and earnings growth that we project both this year and next to be solidly in the mid-to-upper single-digit range. We continue to focus on companies that we believe are attractively valued and possess investment characteristics that, in our opinion, reflect quality of management, balance sheet, property type and strategy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING SMALLCAP OPPORTUNITIES FUND

Sector Diversification as of November 30, 2012 (as a percentage of net assets)

Information Technology	21.4%
Consumer Discretionary	18.1%
Health Care	17.9%
Industrials	17.7%
Financials	8.0%
Energy	6.1%
Materials	4.0%
Consumer Staples	2.0%
Exchange-Traded Funds	1.9%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek, James Hasso and Joseph Basset, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.69% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 7.64% and 8.68%, respectively, for the same period.

Portfolio Specifics: For the six-month reporting period ended November 30, 2012, small capitalization growth stocks trailed small-cap value stocks, yet delivered a solid performance. The greatest contributions to Russell 2000® Growth Index results for the period came from the Index’s industrial, healthcare and information technology (“IT”) sectors. The latter half of the period saw challenges to small cap investing. The Index declined 2.17% in October; only two sectors — industrials and utilities — were able to produce positive performance for the month. In November, large cap stocks generally outperformed smaller caps. Equity markets sold off following the U.S. presidential election amidst continued uncertainty regarding the looming fiscal cliff, though consensus expectations were for a last minute compromise. The market rebounded mid-month on better U.S. housing and jobs data and signs of economic expansion in China. In addition, Black Friday data were encouraging. Dividends were a notable theme in the market, as companies brought forward their dividend payments to avoid higher tax rates for investors in 2013.

For the period, the Fund performed in line with the Russell 2000® Growth Index before deducting fees and expenses; after those deductions, however, the Fund lagged the Russell 2000® Growth Index. Stock selection in the consumer discretionary, industrial and healthcare sectors was favorable to returns. The notable outperformance from consumer discretionary was due to strong stock selection within auto components and diversified consumer services. Industrials benefited from stock selection in commercial services and supplies, as well as road and rail. Stock selection within information technology was unfavorable. Notably, stock selection in IT services and communications equipment detracted the most value from relative returns.

The top contributing stocks for the period were Cooper Tire & Rubber Co., Kenexa Corp. and Genesee and Wyoming Inc. Shares of Cooper Tire and Rubber, a manufacturer of tires and automobile parts, rose on better than expected third-quarter earnings from several record performances. With volumes and costs better than expected, we anticipate investors will raise expectations for the next couple of quarters. Kenexa Corporation provides software-as-a-service, solutions that enable organizations to recruit, retain and develop employees. The stock gained significantly when IBM and Kenexa announced they have entered into a definitive agreement for IBM to acquire Kenexa.

Top Ten Holdings as of November 30, 2012* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.9%
Acuity Brands, Inc.	1.2%
Life Time Fitness, Inc.	1.2%
Aspen Technology, Inc.	1.1%
Parametric Technology Corp.	1.1%
Aruba Networks, Inc.	1.0%
Cooper Tire & Rubber Co.	1.0%
Actuant Corp.	1.0%
Healthsouth Corp.	1.0%
Portfolio Recovery Associates, Inc.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The most significant detractors for the period were LogMeIn Inc., ServiceSource International Inc. and Adtran Inc. ServiceSource is a provider of service revenue management solutions that drives renewals of maintenance, support and subscription agreements for technology companies. On their last earnings call in November, the company forecasted a dramatic slowdown in revenue and bookings growth. The company cited loss of a customer and slowing of project deployments for some business that was already won as the reasons for the slowdown. We have since exited this position. LogMeIn Inc. is engaged in providing cloud-based services for remote access, device management, data management, customer care and collaboration. The company had a mediocre June quarter combined with a poor outlook for September, which they attributed mostly to a slowdown of business in Europe. The stock also suffered from a patent lawsuit that LogMeIn had won but which was later overturned on appeal. A new court case is pending. We continue to hold the stock as we believe it still has upside potential. Adtran Inc. is a communication equipment provider that designs, manufactures and markets solutions and provides services and support for communications networks. The company’s second quarter results matched expectations, but its outlook for third quarter was weaker than expected. In our view, the company is well managed, has high margins, pays a dividend and is capturing market share in the telecom equipment market. We believe the company has an attractive valuation and an excellent track record; however, we are monitoring it closely.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclical companies our primary focus is on management quality, cash flows and the strength of the balance sheet. We believe that the portfolio is well positioned going forward, as we think investors will continue to focus on company fundamentals due to the increased economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING VALUE CHOICE FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2012 (as a percentage of net assets)

Financials	25.0%
Energy	15.5%
Consumer Discretionary	11.1%
Health Care	10.5%
Industrials	9.1%
Consumer Staples	6.9%
Information Technology	6.3%
Utilities	6.1%
Materials	4.9%
Telecommunication Services	3.8%
Assets in Excess of Other Liabilities	0.8%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund” or “Value Choice”) seeks long-term capital appreciation. The Fund is managed by Joann Barry, CFA, and F. Rowe Michels, CFA, of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.*

Performance: For the six months ended November 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.06% compared to the Russell 3000® Value Index and the Russell Midcap® Index, which returned 11.08% and 9.22%, respectively, for the same period.

Portfolio Specifics: Much of the Fund’s underperformance versus the Russell 3000® Value Index for the period was due to the healthcare sector. The Fund’s investment in the producer durables sector contributed to performance.

Energy industry engineering and construction company The Shaw Group Inc. experienced positive performance, following an announcement that Chicago Bridge & Iron Co. intends to purchase Shaw at a 72% premium to the company’s pre-announcement price. We believe this development serves as a timely reminder that mispricing is rarely sustained indefinitely, and undervalued assets can be very appealing to strategic corporate buyers.

Gold mining firm Kinross Gold Corp. also positively contributed to performance. A notably improving gold price during the reporting period helped drive performance upwards. Kinross also brought in a new CEO in the beginning of August with a focus on cost-cutting and optimization of spending, in a move well-received by investors.

NII Holdings Inc. offers post-paid mobile telecom services in Mexico, Brazil, Argentina, Peru and Chile. During the period, the company experienced some cost challenges as it has been rolling out a new combined 3G and push-to-talk network, but we expect this investment to increase customer retention and average revenues per user. Competitive pressures have also caused the company’s stock to decline, but we believe these concerns have been unreasonably weighted. We believe the company is currently undervalued on an enterprise value-to-subscriber and a sum-of-the-parts basis.

Weatherford International, Ltd. is one of the largest global providers of products and services to the oil and gas industry. During the period, the company experienced tax reporting issues where adjustments were made to previously reported results. In our view, the cash impact was fairly minimal and was met with a reduction in market capitalization. We view this issue as temporary and think it has little to do with the long term intrinsic value.

Biopharmaceutical firm Dendreon Corp. was a portfolio detractor during the reporting period. The firm declined on investor concerns regarding shortfalls in sales of the company’s metastatic prostate cancer drug, Provenge. We believe the company has multiple realistic avenues for improving marketing execution of this valuable treatment, and we also believe these opportunities are not yet reflected in Dendreon’s stock price.

Top Ten Holdings as of November 30, 2012 (as a percentage of net assets)

ExxonMobil Corp.	7.3%
Pfizer, Inc.	4.0%
Wells Fargo & Co.	3.3%
Merck & Co., Inc.	3.3%
General Electric Co.	3.2%
JPMorgan Chase & Co.	2.9%
Cisco Systems, Inc.	2.5%
Lowe’s Cos., Inc.	2.3%
Verizon Communications, Inc.	2.1%
Halliburton Co.	2.0%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Lackluster economic conditions led to the seemingly inevitable announcement of quantitative easing by the U.S. Federal Reserve, although we find the open-ended nature of the move somewhat surprising. Markets seem to have at least partly anticipated the decision, though, as the impact of this relatively strong intervention has been limited in duration. In the euro zone, European Central Bank president Mario Draghi’s “whatever it takes” bond-buying efforts seemed to have somewhat longer-lasting market effects. As stated in the past, however, we believe the extensive monetary and fiscal operations that have been embarked upon by developed nations can be characterized more as tactical delays than as fundamentally restorative actions. This view has recently been echoed even by certain members of the Federal Reserve committee. At a time when it’s unclear how all these interventions will specifically impact markets over the long-term, we believe a focus on company-by-company analysis is of utmost importance.

*	On September 6, 2012, the Fund’s Board of Directors approved an interim change of the Fund’s sub-adviser to ING Investment Management Co. LLC (“ING IM”) along with a proposal for a permanent sub-adviser change to ING IM and a proposal to reorganize the Fund with and into ING Large Cap Value Fund. Tradewinds ceased management of the Fund as of the close of business on November 13, 2012. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was in a transition period. The interim sub-adviser change took place on November 30, 2012, along with related changes to the Fund’s principal investment strategies. The permanent sub-adviser and the proposal for the merger require shareholder vote. A shareholder meeting is scheduled to be held on or about March 14, 2013. If approved, a new permanent sub-advisory agreement with ING IM will become effective on or about March 14, 2013, and the merger is expected to take place on or about March 23, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*
ING Growth Opportunities Fund
Class A	$1,000.00	$1,078.60	1.35%	$7.03	$1,000.00	$1,018.30	1.35%	$6.83
Class B	1,000.00	1,075.30	2.00	10.40	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,075.10	2.00	10.40	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,080.40	1.00	5.22	1,000.00	1,020.05	1.00	5.06
Class W	1,000.00	1,080.60	1.00	5.22	1,000.00	1,020.05	1.00	5.06
ING Large Cap Value Fund
Class A	1,000.00	1,102.80	1.13	5.96	1,000.00	1,019.40	1.13	5.72
Class B	1,000.00	1,099.70	1.88	9.90	1,000.00	1,015.64	1.88	9.50
Class C	1,000.00	1,100.10	1.88	9.90	1,000.00	1,015.64	1.88	9.50
Class I	1,000.00	1,106.10	0.80	4.22	1,000.00	1,021.06	0.80	4.05
Class R	1,000.00	1,102.70	1.33	7.01	1,000.00	1,018.40	1.33	6.73
Class W	1,000.00	1,105.00	0.88	4.64	1,000.00	1,020.66	0.88	4.46

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*
ING Mid Cap Value Fund
Class I	$1,000.00	$1,101.60	0.90%	$4.74	$1,000.00	$1,020.56	0.90%	$4.56
ING MidCap Opportunities Fund
Class A	1,000.00	1,045.50	1.33	6.82	1,000.00	1,018.40	1.33	6.73
Class B	1,000.00	1,041.20	2.08	10.64	1,000.00	1,014.64	2.08	10.50
Class C	1,000.00	1,040.80	2.08	10.64	1,000.00	1,014.64	2.08	10.50
Class I	1,000.00	1,047.50	0.91	4.67	1,000.00	1,020.51	0.91	4.61
Class O	1,000.00	1,045.10	1.33	6.82	1,000.00	1,018.40	1.33	6.73
Class R	1,000.00	1,044.00	1.58	8.10	1,000.00	1,017.15	1.58	7.99
Class W	1,000.00	1,046.70	1.08	5.54	1,000.00	1,019.65	1.08	5.47
ING Real Estate Fund
Class A	1,000.00	1,028.40	1.23	6.25	1,000.00	1,018.90	1.23	6.23
Class B	1,000.00	1,024.40	1.98	10.05	1,000.00	1,015.14	1.98	10.00
Class C	1,000.00	1,024.80	1.98	10.05	1,000.00	1,015.14	1.98	10.00
Class I	1,000.00	1,030.10	0.87	4.43	1,000.00	1,020.71	0.87	4.41
Class O	1,000.00	1,028.40	1.23	6.25	1,000.00	1,018.90	1.23	6.23
Class R	1,000.00	1,027.00	1.48	7.52	1,000.00	1,017.65	1.48	7.49
Class W	1,000.00	1,030.00	0.98	4.99	1,000.00	1,020.16	0.98	4.96
ING SmallCap Opportunities Fund
Class A	1,000.00	1,066.90	1.50	7.77	1,000.00	1,017.55	1.50	7.59
Class B	1,000.00	1,062.90	2.25	11.64	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,063.00	2.25	11.64	1,000.00	1,013.79	2.25	11.36
Class I	1,000.00	1,069.00	1.10	5.71	1,000.00	1,019.55	1.10	5.57
Class R	1,000.00	1,065.50	1.75	9.06	1,000.00	1,016.29	1.75	8.85
Class W	1,000.00	1,068.30	1.25	6.48	1,000.00	1,018.80	1.25	6.33
ING Value Choice Fund
Class A	1,000.00	1,080.60	1.40	7.30	1,000.00	1,018.05	1.40	7.08
Class B	1,000.00	1,076.80	2.15	11.19	1,000.00	1,014.29	2.15	10.86
Class C	1,000.00	1,077.40	2.15	11.20	1,000.00	1,014.29	2.15	10.86
Class I	1,000.00	1,082.20	1.15	6.00	1,000.00	1,019.30	1.15	5.82
Class O	1,000.00	1,081.20	1.40	7.30	1,000.00	1,018.05	1.40	7.08
Class W	1,000.00	1,082.10	1.15	6.00	1,000.00	1,019.30	1.15	5.82

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED)

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$97,311,778	$421,122,327	$262,269,156	$895,586,735
Short-term investments at fair value**	564,000	12,862,000	9,851,572	21,853,346
Total Investments at fair value	$97,875,778	$433,984,327	$272,120,728	$917,440,081
Cash	21,491	14,427	1,947,990	2,884
Receivables:
Investment securities sold	2,389,711	16,894,282	3,232,434	22,326,337
Fund shares sold	165,875	1,323,920	9,025	2,831,941
Dividends	111,321	1,156,167	429,826	679,524
Interest	—	5	41	—
Foreign tax reclaims	—	—	2,953	444
Prepaid expenses	46,188	64,130	2,203	88,355
Reimbursement due from manager	1,547	3,698	—	18,428
Total assets	100,611,911	453,440,956	277,745,200	943,387,994
LIABILITIES:
Payable for investment securities purchased	1,012,626	16,245,977	793,720	24,693,926
Payable for fund shares redeemed	293,986	880,735	4,231,106	1,844,033
Payable upon receipt of securities loaned	—	—	7,027,923	4,559,346
Payable for investment management fees	60,960	206,441	158,800	550,983
Payable for administrative fees	8,128	31,716	21,972	72,841
Payable for distribution and shareholder service fees	31,975	21,132	—	153,564
Payable for trustee fees	474	1,383	1,215	4,110
Other accrued expenses and liabilities	80,377	27,991	108,061	344,610
Total liabilities	1,488,526	17,415,375	12,342,797	32,223,413
NET ASSETS	$99,123,385	$436,025,581	$265,402,403	$911,164,581
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$92,564,200	$394,538,616	$214,505,265	$823,178,458
Undistributed net investment income/ Accumulated net investment loss	(122,518)	1,080,078	2,109,987	(35,559)
Accumulated net realized gain (loss)	(8,950,769)	12,241,973	29,723,537	4,834,417
Net unrealized appreciation	15,632,472	28,164,914	19,063,614	83,187,265
NET ASSETS	$99,123,385	$436,025,581	$265,402,403	$911,164,581

+ Including securities loaned at value	$—	$—	$6,811,469	$4,455,407
* Cost of investments in securities	$81,679,306	$392,957,413	$243,205,467	$812,399,382
** Cost of short-term investments	$564,000	$12,862,000	$9,851,572	$21,853,346

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

	ING Growth Opportunities Fund		ING Large Cap Value Fund		ING Mid Cap Value Fund		ING MidCap Opportunities Fund
Class A
Net assets		$54,523,255		$44,710,149	$	n/a	$327,858,085
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.01		$0.01	$	n/a	$0.01
Shares outstanding		2,113,201		4,141,885		n/a	16,210,051
Net asset value and redemption price per share		$25.80		$10.79	$	n/a	$20.23
Maximum offering price per share (5.75%)(1)		$27.37		$11.45	$	n/a	$21.46

Class B
Net assets		$2,105,800		$535,673	$	n/a	$5,581,518
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.01		$0.01	$	n/a	$0.01
Shares outstanding		88,348		49,817		n/a	310,936
Net asset value and redemption price per share†		$23.84		$10.75	$	n/a	$17.95

Class C
Net assets		$17,904,934		$14,149,096	$	n/a	$91,565,612
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.01		$0.01	$	n/a	$0.01
Shares outstanding		753,418		1,314,040		n/a	5,129,798
Net asset value and redemption price per share†		$23.76		$10.77	$	n/a	$17.85

Class I
Net assets		$22,648,665		$350,572,375		$265,402,403	$373,287,851
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$0.01		$0.01		$0.01	$0.01
Shares outstanding		826,218		30,865,564		19,583,877	17,258,442
Net asset value and redemption price per share		$27.41		$11.36		$13.55	$21.63

Class O
Net assets	$	n/a	$	n/a	$	n/a	$41,728,927
Shares authorized		n/a		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$	n/a	$0.01
Shares outstanding		n/a		n/a		n/a	2,068,219
Net asset value and redemption price per share	$	n/a	$	n/a	$	n/a	$20.18

Class R
Net assets	$	n/a		$1,144,022	$	n/a	$85,582
Shares authorized		n/a		unlimited		n/a	unlimited
Par value	$	n/a		$0.01	$	n/a	$0.01
Shares outstanding		n/a		106,040		n/a	4,245
Net asset value and redemption price per share	$	n/a		$10.79	$	n/a	$20.16

Class W
Net assets		$1,940,731		$24,914,266	$	n/a	$71,057,006
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.01		$0.01	$	n/a	$0.01
Shares outstanding		72,000		2,199,276		n/a	3,302,523
Net asset value and redemption price per share		$26.95		$11.33	$	n/a	$21.52

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
ASSETS:
Investments in securities at fair value+*	$1,100,620,641	$193,340,458	$291,093,643
Short-term investments at fair value**	14,100,482	10,851,057	—
Total Investments at fair value	$1,114,721,123	$204,191,515	$291,093,643
Cash	—	789	3,770,454
Receivables:
Investment securities sold	17,713,806	974,632	—
Fund shares sold	8,527,220	434,462	85,945
Dividends	542,450	185,048	880,936
Prepaid expenses	93,229	60,723	43,552
Reimbursement due from manager	—	11,989	37,232
Total assets	1,141,597,828	205,859,158	295,911,762
LIABILITIES:
Payable for investment securities purchased	23,953,897	796,466	—
Payable for fund shares redeemed	1,428,736	118,970	1,713,367
Payable upon receipt of securities loaned	—	5,639,057	—
Payable for investment management fees	636,756	143,031	227,521
Payable for administrative fees	90,963	15,892	25,280
Payable for distribution and shareholder service fees	64,814	32,854	105,411
Payable for trustee fees	5,419	950	1,983
Other accrued expenses and liabilities	168,088	123,564	517,388
Total liabilities	26,348,673	6,870,784	2,590,950
NET ASSETS	$1,115,249,155	$198,988,374	$293,320,812
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$934,360,059	$184,260,370	$333,396,474
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss	(7,358,445)	(481,128)	2,012,721
Accumulated net realized gain (loss)	(155,719,723)	1,450,377	(53,396,511)
Net unrealized appreciation	343,967,264	13,758,755	11,308,128
NET ASSETS	$1,115,249,155	$198,988,374	$293,320,812

+ Including securities loaned at value	$—	$5,481,006	$—
* Cost of investments in securities	$756,653,376	$179,581,703	$279,785,515
** Cost of short-term investments	$14,100,482	$10,851,057	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund		ING Value Choice Fund
Class A
Net assets	$193,698,774		$71,222,287		$158,366,182
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01
Shares outstanding	12,308,203		1,665,588		11,044,942
Net asset value and redemption price per share	$15.74		$42.76		$14.34
Maximum offering price per share (5.75%)(1)	$16.70		$45.37		$15.21

Class B
Net assets	$995,219		$1,230,841		$6,998,412
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01
Shares outstanding	62,972		33,265		494,300
Net asset value and redemption price per share†	$15.80		$37.00		$14.16

Class C
Net assets	$21,059,786		$21,746,684		$75,826,509
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01
Shares outstanding	1,278,947		588,876		5,394,560
Net asset value and redemption price per share†	$16.47		$36.93		$14.06

Class I
Net assets	$724,963,296		$96,831,771		$33,278,087
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01
Shares outstanding	42,943,480		2,155,854		2,298,126
Net asset value and redemption price per share	$16.88		$44.92		$14.48

Class O
Net assets	$34,471,633	$	n/a		$4,811,937
Shares authorized	unlimited		n/a		unlimited
Par value	$0.01	$	n/a		$0.01
Shares outstanding	2,193,447		n/a		337,935
Net asset value and redemption price per share	$15.72	$	n/a		$14.24

Class R
Net assets	$247,273		$25,778	$	n/a
Shares authorized	unlimited		unlimited		n/a
Par value	$0.01		$0.01	$	n/a
Shares outstanding	15,736		605		n/a
Net asset value and redemption price per share	$15.71		$42.59	$	n/a

Class W
Net assets	$139,813,174		$7,931,013		$14,039,685
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01
Shares outstanding	7,379,337		177,914		895,224
Net asset value and redemption price per share	$18.95		$44.58		$15.68

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2012 (UNAUDITED)

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$543,322	$3,919,979	$2,600,614	$5,076,641
Interest	—	36	184	—
Securities lending income, net	—	—	34,006	21,929
Total investment income	543,322	3,920,015	2,634,804	5,098,570

EXPENSES:
Investment management fees	356,746	901,754	852,699	3,090,863
Distribution and service fees:
Class A	98,246	50,207	—	390,031
Class B	12,655	2,682	—	29,683
Class C	86,905	67,929	—	456,099
Class O	—	—	—	52,752
Class R	—	1,487	—	83
Transfer agent fees:
Class A	35,575	14,957	—	270,023
Class B	1,668	199	—	5,144
Class C	11,090	5,058	—	78,971
Class I	464	7,537	1,573	97,109
Class O	—	—	—	36,544
Class R	—	222	—	28
Class W	1,000	6,727	—	55,373
Administrative service fees	47,565	138,730	121,813	412,110
Shareholder reporting expense	8,877	9,104	5,201	64,337
Registration fees	36,879	55,358	—	92,646
Professional fees	13,818	18,677	17,274	36,877
Custody and accounting expense	14,964	18,844	61,941	35,939
Trustee fees	2,846	8,301	7,289	24,659
Offering expense	—	—	9,499	—
Miscellaneous expense	3,142	4,027	4,076	26,098
Interest expense	127	111	—	96
Total expenses	732,567	1,311,911	1,081,365	5,255,465
Net recouped/waived and reimbursed fees	(58,743)	(51,370)	8,693	(126,519)
Brokerage commission recapture	—	—	(31,528)	—
Net expenses	673,824	1,260,541	1,058,530	5,128,946
Net investment income (loss)	(130,502)	2,659,474	1,576,274	(30,376)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,366,645	5,439,005	8,129,227	(7,277,050)
Foreign currency related transactions	—	—	(2,777)	—
Futures	—	576,779	—	—
Net realized gain (loss)	2,366,645	6,015,784	8,126,450	(7,277,050)
Net change in unrealized appreciation (depreciation) on:
Investments	4,053,653	19,573,170	13,260,815	43,003,206
Foreign currency related transactions	—	—	353	22
Net change in unrealized appreciation (depreciation)	4,053,653	19,573,170	13,261,168	43,003,228
Net realized and unrealized gain	6,420,298	25,588,954	21,387,618	35,726,178
Increase in net assets resulting from operations	$6,289,796	$28,248,428	$22,963,892	$35,695,802

* Foreign taxes withheld	$—	$25,265	$6,134	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2012 (UNAUDITED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,548,789	$821,595	$3,823,567
Interest	—	—	176,031
Securities lending income, net	—	25,403	132,492
Total investment income	10,548,789	846,998	4,132,090

EXPENSES:
Investment management fees	3,803,822	857,489	1,790,320
Distribution and service fees:
Class A	238,691	86,477	267,536
Class B	5,214	6,651	42,739
Class C	100,430	110,477	478,295
Class O	44,572	—	6,387
Class R	445	15	—
Transfer agent fees:
Class A	127,953	72,141	305,199
Class B	696	1,399	12,237
Class C	13,486	23,107	136,806
Class I	77,505	103,413	51,931
Class O	23,806	—	7,333
Class R	119	6	—
Class W	85,820	5,800	35,213
Administrative service fees	543,397	95,276	198,923
Shareholder reporting expense	33,901	7,279	20,623
Registration fees	76,175	47,376	56,064
Professional fees	59,343	12,589	41,756
Custody and accounting expense	41,345	20,106	90,672
Trustee fees	32,515	5,701	11,903
Miscellaneous expense	22,183	6,124	39,710
Interest expense	—	—	2,192
Total expenses	5,331,418	1,461,426	3,595,839
Net waived and reimbursed fees	—	(135,531)	(516,431)
Brokerage commission recapture	—	—	(138,566)
Net expenses	5,331,418	1,325,895	2,940,842
Net investment income (loss)	5,217,371	(478,897)	1,191,248

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,590,987	4,564,293	(38,723,940)
Net realized gain (loss)	8,590,987	4,564,293	(38,723,940)
Net change in unrealized appreciation (depreciation) on:
Investments	13,899,908	7,830,180	71,681,942
Net change in unrealized appreciation (depreciation)	13,899,908	7,830,180	71,681,942
Net realized and unrealized gain	22,490,895	12,394,473	32,958,002
Increase in net assets resulting from operations	$27,708,266	$11,915,576	$34,149,250

* Foreign taxes withheld	$—	$402	$170,820

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Growth Opportunities Fund		ING Large Cap Value Fund
	Six Months Ended November 30, 2012	Year Ended May 31, 2012	Six Months Ended November 30, 2012	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(130,502)	$(26,777)	$2,659,474	$4,572,997
Net realized gain	2,366,645	12,204,285	6,015,784	6,638,805
Net change in unrealized appreciation (depreciation)	4,053,653	(4,784,214)	19,573,170	(7,587,724)
Increase in net assets resulting from operations	6,289,796	7,393,294	28,248,428	3,624,078

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(34,361)	(378,310)	(430,737)
Class B	—	—	(2,869)	(6,947)
Class C	—	—	(82,861)	(105,171)
Class I	—	(82,635)	(1,948,413)	(3,474,973)
Class R	—	—	(4,061)	(50)
Class W	—	(971)	(152,178)	(68,842)
Net realized gains:
Class A	—	—	—	(369,248)
Class B	—	—	—	(8,187)
Class C	—	—	—	(118,271)
Class I	—	—	—	(2,662,438)
Class R	—	—	—	(56)
Class W	—	—	—	(59,191)
Total distributions	—	(117,967)	(2,568,692)	(7,304,111)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,145,611	50,486,537	218,754,392	163,102,589
Reinvestment of distributions	—	111,100	2,483,610	7,134,517
	41,145,611	50,597,637	221,238,002	170,237,106
Cost of shares redeemed	(26,551,810)	(55,612,831)	(39,578,089)	(55,834,728)
Net increase (decrease) in net assets resulting from capital share transactions	14,593,801	(5,015,194)	181,659,913	114,402,378
Net increase in net assets	20,883,597	2,260,133	207,339,649	110,722,345

NET ASSETS:
Beginning of year or period	78,239,788	75,979,655	228,685,932	117,963,587
End of year or period	$99,123,385	$78,239,788	$436,025,581	$228,685,932
Undistributed net investment income/Accumulated net investment loss at end of year or period	$(122,518)	$7,984	$1,080,078	$989,296

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Mid Cap Value Fund		ING MidCap Opportunities Fund
	Six Months Ended November 30, 2012	October 3, 2011(1) to May 31, 2012	Six Months Ended November 30, 2012	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$1,576,274	$975,517	$(30,376)	$(793,202)
Net realized gain (loss)	8,126,450	24,923,616	(7,277,050)	33,776,850
Net change in unrealized appreciation (depreciation)	13,261,168	5,802,446	43,003,228	(69,027,772)
Increase (decrease) in net assets resulting from operations	22,963,892	31,701,579	35,695,802	(36,044,124)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(409,627)	—	(29,073)
Net realized gains	—	(3,388,978)	—	(17,704,459)
Total distributions	—	(3,798,605)	—	(17,733,532)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,485,093	232,133,811	231,250,180	447,247,317
Payment from distribution/payment by affiliate	—	—	—	111,635
Reinvestment of distributions	—	3,798,605	—	12,504,404
	41,485,093	235,932,416	231,250,180	459,863,356
Cost of shares redeemed	(26,926,466)	(35,955,506)	(104,984,715)	(236,126,636)
Net increase in net assets resulting from capital share transactions	14,558,627	199,976,910	126,265,465	223,736,720
Net increase in net assets	37,522,519	227,879,884	161,961,267	169,959,064

NET ASSETS:
Beginning of year or period	227,879,884	—	749,203,314	579,244,250
End of year or period	$265,402,403	$227,879,884	$911,164,581	$749,203,314
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$2,109,987	$533,713	$(35,559)	$(5,183)

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Real Estate Fund		ING SmallCap Opportunities Fund
	Six Months Ended November 30, 2012	Year Ended May 31, 2012	Six Months Ended November 30, 2012	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$5,217,371	$8,981,594	$(478,897)	$(1,151,140)
Net realized gain	8,590,987	22,082,160	4,564,293	19,078,331
Net change in unrealized appreciation (depreciation)	13,899,908	2,003,570	7,830,180	(20,632,717)
Increase (decrease) in net assets resulting from operations	27,708,266	33,067,324	11,915,576	(2,705,526)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,775,117)	(3,256,930)	—	—
Class B	(5,869)	(14,869)	—	—
Class C	(111,352)	(191,391)	—	—
Class I	(7,367,486)	(12,170,551)	—	—
Class O	(333,930)	(686,360)	—	—
Class R	(1,446)	(248)	—	—
Class W	(1,138,038)	(1,473,082)	—	—
Total distributions	(10,733,238)	(17,793,431)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	240,812,985	399,400,013	33,856,241	90,497,848
Payment from distribution/payment by affiliate	—	—	—	353,112
Reinvestment of distributions	5,749,987	8,372,114	—	—
	246,562,972	407,772,127	33,856,241	90,850,960
Cost of shares redeemed	(132,663,398)	(228,451,177)	(22,666,975)	(51,503,584)
Net increase in net assets resulting from capital share transactions	113,899,574	179,320,950	11,189,266	39,347,376
Net increase in net assets	130,874,602	194,594,843	23,104,842	36,641,850

NET ASSETS:
Beginning of year or period	984,374,553	789,779,710	175,883,532	139,241,682
End of year or period	$1,115,249,155	$984,374,553	$198,988,374	$175,883,532
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(7,358,445)	$(1,842,578)	$(481,128)	$(2,231)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Value Choice Fund
	Six Months Ended November 30, 2012	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$1,191,248	$6,715,877
Net realized gain (loss)	(38,723,940)	14,187,243
Net change in unrealized appreciation (depreciation)	71,681,942	(170,729,101)
Increase (decrease) in net assets resulting from operations	34,149,250	(149,825,981)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(3,555,499)
Class C	—	(135,720)
Class I	—	(1,278,903)
Class O	—	(57,448)
Class W	—	(601,698)
Net realized gains:
Class A	—	(42,256,561)
Class B	—	(1,409,474)
Class C	—	(17,596,476)
Class I	—	(10,856,829)
Class O	—	(628,487)
Class W	—	(5,186,507)
Total distributions	—	(83,563,602)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,311,392	175,382,068
Reinvestment of distributions	—	67,150,853
	15,311,392	242,532,921
Cost of shares redeemed	(266,483,216)	(537,692,616)
Net decrease in net assets resulting from capital share transactions	(251,171,824)	(295,159,695)
Net decrease in net assets	(217,022,574)	(528,549,278)

NET ASSETS:
Beginning of year or period	510,343,386	1,038,892,664
End of year or period	$293,320,812	$510,343,386
Undistributed net investment income at end of year or period	$2,012,721	$821,473

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Growth Opportunities Fund
Class A
11-30-12	23.92	(0.03)		1.91	1.88	—	—	—	—	—	25.80	7.86	1.50	1.35		1.35		(0.22)		54,523	67
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15	1.67	1.35		1.35		0.02		48,045	151
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86	1.68	1.35	†	1.35	†	0.35	†	44,528	90
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08	1.68	1.35	†	1.35	†	(0.26	)†	37,356	143
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—	14.08	(36.92)	1.74	1.43	†	1.42	†	(0.20	)†	35,676	166
05-31-08	21.63	0.03		0.66	0.69	—	—	—	—	—	22.32	3.19	1.56	1.45		1.45		0.14		70,047	100
Class B
11-30-12	22.17	(0.10	)•	1.77	1.67	—	—	—	—	—	23.84	7.53	2.15	2.00		2.00		(0.88)		2,106	67
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50	2.32	2.00		2.00		(0.66)		2,984	151
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97	2.33	2.00	†	2.00	†	(0.30	)†	6,783	90
05-31-10	13.30	(0.14	)•	3.23	3.09	—	—	—	—	—	16.39	23.23	2.33	2.00	†	2.00	†	(0.92	)†	9,956	143
05-31-09	21.22	(0.14	)•	(7.78)	(7.92)	—	—	—	—	—	13.30	(37.32)	2.37	2.08	†	2.07	†	(0.91	)†	14,383	166
05-31-08	20.70	(0.11	)•	0.63	0.52	—	—	—	—	—	21.22	2.51	2.21	2.10		2.10		(0.52)		41,957	100
Class C
11-30-12	22.10	(0.10)		1.76	1.66	—	—	—	—	—	23.76	7.51	2.15	2.00		2.00		(0.85)		17,905	67
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46	2.32	2.00		2.00		(0.63)		16,049	151
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01	2.33	2.00	†	2.00	†	(0.30	)†	16,850	90
05-31-10	13.26	(0.14	)•	3.22	3.08	—	—	—	—	—	16.34	23.23	2.33	2.00	†	2.00	†	(0.91	)†	14,777	143
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—	13.26	(37.30)	2.39	2.08	†	2.07	†	(0.85	)†	15,257	166
05-31-08	20.63	(0.11)		0.63	0.52	—	—	—	—	—	21.15	2.52	2.21	2.10		2.10		(0.51)		30,435	100
Class I
11-30-12	25.37	0.02		2.02	2.04	—	—	—	—	—	27.41	8.04	1.03	1.00		1.00		0.16		22,649	67
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51	1.05	1.00		1.00		0.48		9,975	151
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24	1.07	1.00	†	1.00	†	0.69	†	6,711	90
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—	18.44	24.43	1.09	1.00	†	1.00	†	0.08	†	5,422	143
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—	14.82	(36.61)	1.19	0.98	†	0.97	†	0.29	†	11,349	166
05-31-08	22.56	0.02	•	0.80	0.82	—	—	—	—	—	23.38	3.63	1.10	0.99		0.99		0.07		19,048	100
Class W
11-30-12	24.94	0.02		1.99	2.01	—	—	—	—	—	26.95	8.06	1.15	1.00		1.00		0.17		1,941	67
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49	1.32	1.00		1.00		0.30		1,188	151
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77	1.33	1.00	†	1.00	†	0.65	†	1,109	90
11-23-09(4)–05-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—	18.19	24.85	1.29	0.69	†	0.69	†	0.40	†	269	143

ING Large Cap Value Fund
Class A
11-30-12	9.88	0.08		0.93	1.01	0.10	—	—	0.10	—	10.79	10.28	1.16	1.13		1.13		1.65		44,710	54
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)	1.21	1.15		1.15		2.30		32,435	84
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07	1.20	1.14	†	1.14	†	2.18	†	11,331	46
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1.25	†	1.25	†	1.94	†	6,788	113
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1.25	†	1.25	†	3.08	†	5,580	108
12-18-07(4)–05-31-08	10.00	0.11		(0.40)	(0.29)	0.08	—	—	0.08	—	9.63	(2.94)	3.52	1.25	†	1.25	†	2.57	†	4,848	32
Class B
11-30-12	9.83	0.06		0.92	0.98	0.06	—	—	0.06	—	10.75	9.97	1.91	1.88		1.88		0.90		536	54
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)	1.96	1.90		1.90		1.58		567	84
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01	1.95	1.89	†	1.89	†	1.44	†	295	46
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2.00	†	2.00	†	1.16	†	219	113
05-31-09	9.61	0.16	•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2.00	†	2.00	†	2.47	†	98	108
02-20-08(4)–05-31-08	9.37	0.07		0.23	0.30	0.06	—	—	0.06	—	9.61	3.21	4.27	2.00	†	2.00	†	2.17	†	9	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Large Cap Value Fund (continued)
Class C
11-30-12	9.85	0.05		0.93	0.98	0.06	—	—	0.06	—		10.77	10.01		1.91	1.88		1.88		0.90		14,149	54
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—		9.85	(2.31)		1.96	1.90		1.90		1.55		12,095	84
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—		10.43	23.98		1.95	1.89	†	1.89	†	1.40	†	3,697	46
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—		8.54	23.32		2.87	2.00	†	2.00	†	1.19	†	1,201	113
05-31-09	9.62	0.14	•	(2.57)	(2.43)	0.18	—	—	0.18	—		7.01	(25.33)		4.84	2.00	†	2.00	†	2.20	†	935	108
02-19-08(4)–05-31-08	9.30	0.05	•	0.33	0.38	0.06	—	—	0.06	—		9.62	4.09		4.27	2.00	†	2.00	†	1.39	†	9	32
Class I
11-30-12	10.38	0.10		1.00	1.10	0.12	—	—	0.12	—		11.36	10.61		0.84	0.80		0.80		2.04		350,572	54
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—		10.38	(1.22)		0.87	0.80		0.80		2.69		177,157	84
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—		10.95	25.22		0.88	0.82	†	0.82	†	2.51	†	102,577	46
03-31-10(4)–05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—		8.95	(4.99)		1.84	0.97	†	0.97	†	2.18	†	44	113
Class R
11-30-12	9.88	0.06		0.95	1.01	0.10	—	—	0.10	—		10.79	10.27		1.41	1.33		1.33		1.41		1,144	54
08-05-11(4)–05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—		9.88	11.22		1.46	1.39		1.39		2.02		87	84
Class W
11-30-12	10.36	0.09		1.00	1.09	0.12	—	—	0.12	—		11.33	10.50		0.91	0.88		0.88		1.89		24,914	54
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—		10.36	(1.29)		0.96	0.90		0.90		2.53		6,345	84
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—		10.93	25.25		0.95	0.89	†	0.89	†	2.37	†	64	46
06-01-09(4)–05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—		8.93	21.48		1.84	0.97	†	0.97	†	2.20	†	4	113

ING Mid Cap Value Fund
Class I
11-30-12	12.30	0.08		1.17	1.25	—	—	—	—	—		13.55	10.16		0.89	0.90		0.87		1.29		265,402	45
10-03-11(4)–05-31-12	10.00	0.06		2.52	2.58	0.03	0.25	—	0.28	—		12.30	26.07		0.92	0.90		0.87		0.84		227,880	88

ING MidCap Opportunities Fund
Class A
11-30-12	19.35	(0.01)		0.89	0.88	—	—	—	—	—		20.23	4.55		1.34	1.33		1.33		(0.11)		327,858	44
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00	*	19.35	(5.43	)(a)	1.37	1.35		1.35		(0.17)		292,698	89
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—		21.14	38.62		1.38	1.34	†	1.34	†	0.09	†	288,383	70
05-31-10	11.35	(0.06	)•	3.90	3.84	—	—	—	—	0.06		15.25	34.36	(b)	1.55	1.35	†	1.35	†	(0.40	)†	140,802	117
05-31-09	16.65	(0.05	)•	(5.13)	(5.18)	—	0.12	—	0.12	0.00	*	11.35	(31.05	)(c)	1.73	1.35	†	1.35	†	(0.41	)†	112,412	201
05-31-08	17.88	(0.11	)•	1.38	1.27	—	2.50	—	2.50	—		16.65	7.41		1.75	1.29	†	1.29	†	(0.66	)†	133,765	187
Class B
11-30-12	17.24	(0.08)		0.79	0.71	—	—	—	—	—		17.95	4.12		2.09	2.08		2.08		(0.88)		5,582	44
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—	0.59	—	0.59	0.00	*	17.24	(6.14	)(a)	2.12	2.10		2.10		(0.93)		6,245	89
05-31-11	13.84	(0.10	)•	5.31	5.21	—	—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63	)†	9,999	70
05-31-10	10.38	(0.15	)•	3.55	3.40	—	—	—	—	0.06		13.84	33.33	(b)	2.30	2.10	†	2.10	†	(1.20	)†	13,644	117
05-31-09	15.36	(0.14	)•	(4.72)	(4.86)	—	0.12	—	0.12	0.00	*	10.38	(31.58	)(c)	2.43	2.10	†	2.10	†	(1.23	)†	17,546	201
05-31-08	16.79	(0.23	)•	1.30	1.07	—	2.50	—	2.50	—		15.36	6.64		2.45	2.04	†	2.04	†	(1.44	)†	53,959	187
Class C
11-30-12	17.15	(0.08)		0.78	0.70	—	—	—	—	—		17.85	4.08		2.09	2.08		2.08		(0.87)		91,566	44
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—	0.59	—	0.59	0.00	*	17.15	(6.11	)(a)	2.12	2.10		2.10		(0.92)		87,941	89
05-31-11	13.76	(0.09)		5.28	5.19	—	—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65	)†	84,997	70
05-31-10	10.33	(0.14	)•	3.51	3.37	—	—	—	—	0.06		13.76	33.20	(b)	2.30	2.10	†	2.10	†	(1.16	)†	53,098	117
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—	0.12	—	0.12	0.00	*	10.33	(31.50	)(c)	2.43	2.10	†	2.10	†	(1.19	)†	43,922	201
05-31-08	16.71	(0.23)		1.29	1.06	—	2.50	—	2.50	—		15.27	6.62		2.45	2.04	†	2.04	†	(1.42	)†	72,012	187

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class I
11-30-12	20.65	0.03		0.95	0.98	—		—	—	—	—		21.63	4.75		0.98	0.91		0.91		0.35		373,288	44
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(a)	1.01	0.91		0.91		0.29		265,400	89
05-31-11	16.09	0.11	•	6.22	6.33	—		—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54	†	123,898	70
05-31-10	11.94	0.01		4.07	4.08	—		—	—	—	0.07		16.09	34.76	(b)	1.20	1.00	†	1.00	†	0.05	†	25,803	117
05-31-09	17.42	0.02	•	(5.38)	(5.36)	—		0.12	—	0.12	0.00	*	11.94	(30.71	)(c)	1.18	0.85	†	0.85	†	0.13	†	8,475	201
05-31-08	18.51	(0.03)		1.44	1.41	—		2.50	—	2.50	—		17.42	7.94		1.26	0.85	†	0.85	†	(0.21	)†	6,608	187
Class O
11-30-12	19.31	(0.01)		0.88	0.87	—		—	—	—	—		20.18	4.51		1.34	1.33		1.33		(0.12)		41,729	44
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(a)	1.37	1.35		1.35		(0.17)		41,517	89
05-31-11	15.21	0.02		5.87	5.89	—		—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11	†	45,434	70
05-31-10	11.32	(0.06)		3.89	3.83	—		—	—	—	0.06		15.21	34.36	(b)	1.55	1.35	†	1.35	†	(0.41	)†	34,216	117
06-04-08(4)–05-31-09	16.47	0.00	*	(5.03)	(5.03)	—		0.12	—	0.12	0.00	*	11.32	(30.48	)(c)	1.68	1.35	†	1.35	†	0.03	†	28,177	201
Class R
11-30-12	19.31	(0.00	)*	0.85	0.85	—		—	—	—	—		20.16	4.40		1.59	1.58		1.58		(0.04)		86	44
08-05-11(4)–05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(a)	1.62	1.60		1.60		(0.45)		14	89
Class W
11-30-12	20.56	0.02		0.94	0.96	—		—	—	—	—		21.52	4.67		1.09	1.08		1.08		0.16		71,057	44
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00	*	0.59	—	0.59	0.00	*	20.56	(5.20	)(a)	1.12	1.10		1.10		0.08		55,387	89
05-31-11	16.09	0.05		6.23	6.28	—		—	—	—	—		22.37	39.03		1.13	1.09	†	1.09	†	0.34	†	26,533	70
06-01-09(4)–05-31-10	12.38	0.01		3.63	3.64	—		—	—	—	0.07		16.09	29.97	(b)	1.23	1.03	†	1.03	†	0.16	†	5,392	117

ING Real Estate Fund
Class A
11-30-12	15.45	0.07		0.37	0.44	0.15		—	—	0.15	—		15.74	2.84		1.23	1.23		1.23		0.72		193,699	16
05-31-12	15.23	0.14		0.39	0.53	0.31		—	—	0.31	—		15.45	3.66		1.20	1.20		1.20		0.88		177,041	36
05-31-11	11.91	0.09	•	3.50	3.59	0.27		—	—	0.27	—		15.23	30.67		1.21	1.22	†	1.22	†	0.71	†	152,777	43
05-31-10	7.63	0.20		4.42	4.62	0.22		—	0.12	0.34	—		11.91	61.88		1.25	1.25	†	1.25	†	2.03	†	114,792	51
05-31-09	14.89	0.26	•	(7.14)	(6.88)	0.24		—	0.14	0.38	—		7.63	(46.62)		1.35	1.34	†	1.34	†	2.65	†	57,141	105
05-31-08	19.27	0.21	•	(2.61)	(2.40)	0.19		1.67	0.12	1.98	—		14.89	(11.59)		1.36	1.33		1.33		1.34		105,808	91
Class B
11-30-12	15.51	(0.01)		0.39	0.38	0.09		—	—	0.09	—		15.80	2.44		1.98	1.98		1.98		(0.04)		995	16
05-31-12	15.28	0.02	•	0.40	0.42	0.19		—	—	0.19	—		15.51	2.87		1.95	1.95		1.95		0.11		1,007	36
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17		—	—	0.17	—		15.28	29.71		1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
05-31-10	7.65	0.13	•	4.44	4.57	0.16		—	0.12	0.28	—		11.94	60.83		2.00	2.00	†	2.00	†	1.32	†	1,665	51
05-31-09	14.93	0.17	•	(7.16)	(6.99)	0.15		—	0.14	0.29	—		7.65	(47.07)		2.10	2.09	†	2.09	†	1.75	†	1,374	105
05-31-08	19.32	0.09	•	(2.63)	(2.54)	0.06		1.67	0.12	1.85	—		14.93	(12.35)		2.11	2.08		2.08		0.59		3,285	91
Class C
11-30-12	16.16	(0.00	)*•	0.40	0.40	0.09		—	—	0.09	—		16.47	2.48		1.98	1.98		1.98		(0.04)		21,060	16
05-31-12	15.92	0.02	•	0.41	0.43	0.19		—	—	0.19	—		16.16	2.85		1.95	1.95		1.95		0.14		17,615	36
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18		—	—	0.18	—		15.92	29.72		1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
05-31-10	7.96	0.13	•	4.63	4.76	0.16		—	0.12	0.28	—		12.44	60.80		2.00	2.00	†	2.00	†	1.28	†	6,305	51
05-31-09	15.52	0.21	•	(7.46)	(7.25)	0.17		—	0.14	0.31	—		7.96	(47.02)		2.10	2.09	†	2.09	†	2.32	†	3,955	105
05-31-08	19.99	0.10	•	(2.73)	(2.63)	0.05		1.67	0.12	1.84	—		15.52	(12.37)		2.11	2.08		2.08		0.58		3,214	91

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Real Estate Fund (continued)
Class I
11-30-12	16.56	0.10		0.40	0.50	0.18	—	—	0.18	—	16.88	3.01		0.87	0.87		0.87		1.07		724,963	16
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89		0.90	0.90		0.90		1.17		654,590	36
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14		0.86	0.87	†	0.87	†	1.06	†	551,630	43
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54		0.90	0.90	†	0.90	†	2.43	†	399,788	51
05-31-09	15.84	0.32	•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)		0.92	0.91	†	0.91	†	3.25	†	316,925	105
05-31-08	20.35	0.25	•	(2.73)	(2.48)	0.24	1.67	0.12	2.03	—	15.84	(11.35)		1.04	1.01		1.01		1.49		337,455	91
Class O
11-30-12	15.43	0.06		0.38	0.44	0.15	—	—	0.15	—	15.72	2.84		1.23	1.23		1.23		0.72		34,472	16
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65		1.20	1.20		1.20		0.88		34,055	36
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70		1.21	1.22	†	1.22	†	0.71	†	35,419	43
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05		1.25	1.25	†	1.25	†	2.04	†	28,574	51
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)		1.35	1.34	†	1.34	†	2.54	†	17,709	105
05-31-08	19.24	0.21	•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.86	(11.64)		1.35	1.32		1.32		1.36		35,182	91
Class R
11-30-12	15.43	0.03	•	0.39	0.42	0.14	—	—	0.14	—	15.71	2.70		1.48	1.48		1.48		0.35		247	16
08-05-11(4)–05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45		1.45		0.09		104	36
Class W
11-30-12	18.56	0.09	•	0.47	0.56	0.17	—	—	0.17	—	18.95	3.00		0.98	0.98		0.98		0.92		139,813	16
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95		0.95		1.13		99,962	36
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07		0.96	0.97	†	0.97	†	0.92	†	34,534	43
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45		1.00	1.00	†	1.00	†	2.02	†	8,628	51
05-31-09	17.52	0.38	•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)		0.92	0.91	†	0.91	†	3.97	†	826	105
12-17-07(4)–05-31-08	15.96	0.10	•	1.74	1.84	0.17	0.06	0.05	0.28	—	17.52	11.65		1.04	1.01		1.01		1.34		69	91

ING SmallCap Opportunities Fund
Class A
11-30-12	40.08	(0.13)		2.81	2.68	—	—	—	—	—	42.76	6.69		1.56	1.50		1.50		(0.61)		71,222	26
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(d)	1.60	1.50		1.50		(0.79)		65,652	72
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—	42.28	35.64		1.58	1.50	†	1.50	†	(0.80	)†	81,526	85
05-31-10	22.81	(0.20	)•	8.18	7.98	—	—	—	—	0.38	31.17	36.65	(e)	1.78	1.50	†	1.50	†	(0.72	)†	73,545	114
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—	—	—	—	—	22.81	(33.05)		1.96	1.50	†	1.50	†	(0.60	)†	69,551	178
05-31-08	34.67	(0.13)		(0.47)	(0.60)	—	—	—	—	—	34.07	(1.73)		1.83	1.50	†	1.50	†	(0.40	)†	84,888	112
Class B
11-30-12	34.81	(0.25	)•	2.44	2.19	—	—	—	—	—	37.00	6.29		2.31	2.25		2.25		(1.39)		1,231	26
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(d)	2.35	2.25		2.25		(1.54)		1,420	72
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—	37.00	34.64		2.33	2.25	†	2.25	†	(1.55	)†	2,577	85
05-31-10	20.27	(0.41	)•	7.28	6.87	—	—	—	—	0.34	27.48	35.57	(e)	2.53	2.25	†	2.25	†	(1.66	)†	3,434	114
05-31-09	30.50	(0.31	)•	(9.92)	(10.23)	—	—	—	—	—	20.27	(33.54)		2.66	2.25	†	2.25	†	(1.38	)†	4,879	178
05-31-08	31.27	(0.33	)•	(0.44)	(0.77)	—	—	—	—	—	30.50	(2.46)		2.53	2.25	†	2.25	†	(1.10	)†	12,750	112
Class C
11-30-12	34.74	(0.25	)•	2.44	2.19	—	—	—	—	—	36.93	6.30		2.31	2.25		2.25		(1.37)		21,747	26
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93	)(d)	2.35	2.25		2.25		(1.54)		21,337	72
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—	36.93	34.63		2.33	2.25	†	2.25	†	(1.54	)†	25,210	85
05-31-10	20.22	(0.36	)•	7.23	6.87	—	—	—	—	0.34	27.43	35.66	(e)	2.53	2.25	†	2.25	†	(1.44	)†	20,356	114
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—	—	—	—	—	20.22	(33.55)		2.66	2.25	†	2.25	†	(1.35	)†	16,536	178
05-31-08	31.21	(0.37)		(0.41)	(0.78)	—	—	—	—	—	30.43	(2.50)		2.53	2.25	†	2.25	†	(1.14	)†	28,896	112

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Opportunities Fund (continued)
Class I
11-30-12	42.02	(0.05)		2.95	2.90	—	—	—	—	—		44.92	6.90		1.33	1.10		1.10		(0.21)		96,832	26
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08		42.02	(4.82	)(d)	1.32	1.10		1.10		(0.40)		83,733	72
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—		44.15	36.27		1.16	1.08	†	1.08	†	(0.33	)†	28,813	85
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40		32.40	37.35	(e)	1.29	1.01	†	1.01	†	(0.15	)†	7,423	114
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—	—	—	—	—		23.59	(32.70)		1.42	1.01	†	1.01	†	(0.10	)†	5,226	178
05-31-08	35.51	0.00	*	(0.46)	(0.46)	—	—	—	—	—		35.05	(1.30)		1.34	1.06	†	1.06	†	0.00	*†	7,198	112
Class R
11-30-12	39.97	(0.08	)•	2.70	2.62	—	—	—	—	—		42.59	6.55		1.81	1.75		1.75		(0.40)		26	26
08-05-11(4)–05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08		39.97	12.97	(d)	1.85	1.75		1.75		(1.03)		3	72
Class W
11-30-12	41.73	(0.07	)•	2.92	2.85	—	—	—	—	—		44.58	6.83		1.31	1.25		1.25		(0.30)		7,931	26
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08		41.73	(4.96	)(d)	1.35	1.25		1.25		(0.53)		3,738	72
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—		43.91	35.99		1.33	1.25	†	1.25	†	(0.51	)†	1,116	85
05-31-10	23.54	(0.14	)•	8.49	8.35	—	—	—	—	0.40		32.29	37.17	(e)	1.40	1.12	†	1.12	†	(0.50	)†	549	114
05-31-09	34.99	0.05	•	(11.50)	(11.45)	—	—	—	—	—		23.54	(32.72)		1.42	1.01	†	1.01	†	0.24	†	530	178
12-17-07(4)–05-31-08	33.51	(0.06)		1.54	1.48	—	—	—	—	—		34.99	4.42		1.31	1.03	†	1.03	†	(0.42	)†	1	112

ING Value Choice Fund
Class A
11-30-12	13.27	0.05	•	1.02	1.07	—	—	—	—	—		14.34	8.06		1.67	1.40		1.33		0.75		158,366	118
05-31-12	18.16	0.15	•	(3.34)	(3.19)	0.13	1.57	—	1.70	—		13.27	(18.41)		1.51	1.40		1.39		0.92		274,801	69
05-31-11	14.65	0.07	•	3.64	3.71	0.20	—	—	0.20	—		18.16	25.37		1.46	1.40	†	1.39	†	0.40	†	579,341	66
05-31-10	11.81	0.11		2.86	2.97	0.13	—	—	0.13	—		14.65	25.16		1.54	1.40	†	1.39	†	0.82	†	339,448	58
05-31-09	14.78	0.12		(2.72)	(2.60)	0.11	0.26	—	0.37	0.00	*	11.81	(17.53	)(c)	1.66	1.40	†	1.39	†	1.15	†	249,120	71
05-31-08	16.01	0.08		(0.30)	(0.22)	0.05	0.96	—	1.01	—		14.78	(1.32)		1.65	1.44		1.43		0.59		233,062	74
Class B
11-30-12	13.15	0.01		1.00	1.01	—	—	—	—	—		14.16	7.68		2.42	2.15		2.08		0.01		6,998	118
05-31-12	18.00	0.03	•	(3.31)	(3.28)	—	1.57	—	1.57	—		13.15	(19.05)		2.26	2.15		2.14		0.18		9,714	69
05-31-11	14.50	(0.07	)•	3.61	3.54	0.04	—	—	0.04	—		18.00	24.40		2.21	2.15	†	2.14	†	(0.40	)†	20,632	66
05-31-10	11.70	0.01		2.83	2.84	0.04	—	—	0.04	—		14.50	24.24		2.29	2.15	†	2.14	†	0.06	†	26,706	58
05-31-09	14.60	0.04	•	(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.70	(18.14	)(c)	2.41	2.15	†	2.14	†	0.38	†	25,423	71
05-31-08	15.89	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.60	(2.06)		2.40	2.19		2.18		(0.19)		35,145	74
Class C
11-30-12	13.05	0.01		1.00	1.01	—	—	—	—	—		14.06	7.74		2.42	2.15		2.08		0.01		75,827	118
05-31-12	17.90	0.03	•	(3.30)	(3.27)	0.01	1.57	—	1.58	—		13.05	(19.10)		2.26	2.15		2.14		0.17		113,842	69
05-31-11	14.47	(0.06	)•	3.60	3.54	0.11	—	—	0.11	—		17.90	24.48		2.21	2.15	†	2.14	†	(0.35	)†	207,376	66
05-31-10	11.69	0.00	*	2.83	2.83	0.05	—	—	0.05	—		14.47	24.22		2.29	2.15	†	2.14	†	0.09	†	109,640	58
05-31-09	14.59	0.04		(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.69	(18.15	)(c)	2.41	2.15	†	2.14	†	0.40	†	71,049	71
05-31-08	15.88	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.59	(2.06)		2.40	2.19		2.18		(0.18)		80,729	74
Class I
11-30-12	13.38	0.07	•	1.03	1.10	—	—	—	—	—		14.48	8.22		1.34	1.15		1.08		0.98		33,278	118
05-31-12	18.32	0.19	•	(3.38)	(3.19)	0.18	1.57	—	1.75	—		13.38	(18.25)		1.23	1.15		1.14		1.14		66,842	69
05-31-11	14.77	0.12	•	3.66	3.78	0.23	—	—	0.23	—		18.32	25.72		1.14	1.14	†	1.13	†	0.70	†	160,783	66
05-31-10	11.90	0.14		2.89	3.03	0.16	—	—	0.16	—		14.77	25.49		1.15	1.15	†	1.14	†	1.18	†	35,653	58
05-31-09	14.91	0.16		(2.75)	(2.59)	0.16	0.26	—	0.42	0.00	*	11.90	(17.28	)(c)	1.23	1.15	†	1.14	†	1.54	†	6,113	71
05-31-08	16.12	0.18	•	(0.35)	(0.17)	0.08	0.96	—	1.04	—		14.91	(1.03)		1.28	1.07		1.06		1.18		3,824	74

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Value Choice Fund (continued)
Class O
11-30-12	13.17	0.06		1.01	1.07	—	—	—	—	—		14.24	8.12		1.67	1.40		1.33		0.79		4,812	118
05-31-12	18.07	0.16		(3.35)	(3.19)	0.14	1.57	—	1.71	—		13.17	(18.50)		1.51	1.40		1.39		0.96		5,341	69
05-31-11	14.58	0.07	•	3.62	3.69	0.20	—	—	0.20	—		18.07	25.37		1.46	1.40	†	1.39	†	0.41	†	7,205	66
05-31-10	11.75	0.10		2.87	2.97	0.14	—	—	0.14	—		14.58	25.29		1.54	1.40	†	1.39	†	0.88	†	3,715	58
06-04-08(4)–05-31-09	14.63	0.14	•	(2.61)	(2.47)	0.15	0.26	—	0.41	0.00	*	11.75	(16.78	)(c)	1.66	1.40	†	1.39	†	1.49	†	1,388	71
Class W
11-30-12	14.49	0.07	•	1.12	1.19	—	—	—	—	—		15.68	8.21		1.42	1.15		1.08		0.95		14,040	118
05-31-12	19.68	0.22		(3.66)	(3.44)	0.18	1.57	—	1.75	—		14.49	(18.27)		1.26	1.15		1.14		1.19		39,803	69
05-31-11	15.86	0.09		3.96	4.05	0.23	—	—	0.23	—		19.68	25.63		1.21	1.15	†	1.14	†	0.65	†	63,556	66
05-31-10	12.76	0.13		3.13	3.26	0.16	—	—	0.16	—		15.86	25.56		1.23	1.15	†	1.14	†	1.10	†	35,876	58
05-31-09	15.94	0.18	•	(2.94)	(2.76)	0.16	0.26	—	0.42	0.00	*	12.76	(17.25	)(c)	1.23	1.15	†	1.14	†	1.58	†	15,750	71
12-17-07(4)–05-31-08	15.70	0.07		0.17	0.24	—	—	—	—	—		15.94	1.53		1.28	1.07		1.06		1.32		2,655	74

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(c)	There was no impact on total return by the affiliate payment.

(d)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

The ING Funds included in this report are each a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with seven separate active series, which are discussed in this report: Growth Opportunities, Large Cap Value, Mid Cap Value, MidCap Opportunities, Real Estate, SmallCap Opportunities and Value Choice (each, a “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus. Real Estate is classified as a non-diversified investment company under the 1940 Act.

Each Fund offers at least one of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Effective at the close of business on July 29, 2011, Value Choice was closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchased shares of the Fund prior to October 31, 2011. The closure did not affect share purchases through the reinvestment of dividends and distributions. Effective May 7, 2012, Value Choice was re-opened to all new investments that meet the minimum initial investment requirements described in the Fund’s prospectus.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to certain of the Funds. ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the valuation procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments at the end of the period in relation to net assets.

For the period ended November 30, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended November 30, 2012, Large Cap Value purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended November 30, 2012, Large Cap Value only entered into one futures trade with a notional value of $83,613,198. There were no open futures contracts as of November 30, 2012.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Large Cap Value
Mid Cap Value	Real Estate
MidCap Opportunities
SmallCap Opportunities
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

L.  Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. IET’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Opportunities	$76,186,221	$62,585,817
Large Cap Value	320,403,661	145,681,839
Mid Cap Value	126,161,156	106,997,789
MidCap Opportunities	484,157,919	352,471,017
Real Estate	285,887,677	172,507,475
SmallCap Opportunities	55,028,994	48,660,671
Value Choice	448,297,845	666,913,727

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Large Cap Value	0.65% on all assets
Mid Cap Value	0.70%
MidCap Opportunities	0.75%
Real Estate	0.70%
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Value Choice	0.90%

ING IM, a registered investment adviser, serves as the sub-adviser to Growth Opportunities, Large Cap Value, MidCap Opportunities, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

CBRE Clarion Securities LLC (“CBRE”), a registered investment adviser, is the sub-adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and CBRE.

RBC Global Asset Management (U.S.) Inc. (“RBC”) and Wellington Management Company, LLP (“Wellington”) each serve as a sub-adviser to Mid Cap Value pursuant to the respective sub-advisory agreements between the Investment Adviser and RBC and Wellington.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as sub-adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds. Effective November 30, 2012, the Fund became sub-advised by ING IM under an interim sub-advisory agreement.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O	Class R
Growth Opportunities	0.35%	1.00%	N/A	N/A
Large Cap Value	0.25%	1.00%	N/A	0.50	%(1)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%
Value Choice	0.25%	1.00%	0.25%	N/A

(1)	Effective March 1, 2012, the Distributor has agreed to waive 0.05% of the distribution fee through October 1, 2013.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2012, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Growth Opportunities	$10,864	$—
Large Cap Value	9,331	—
MidCap Opportunities	26,916	—
Real Estate	24,263	—
SmallCap Opportunities	5,516	—
Value Choice	7,236	—

Contingent Deferred Sales Charges:
Growth Opportunities	$90,277	$336
Large Cap Value	—	232
MidCap Opportunities	—	1,965
Real Estate	21	55
SmallCap Opportunities	—	297
Value Choice	1,249	2,507

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Large Cap Value	7.62%
ING Life Insurance and Annuity Company	Real Estate	9.19%
ING National Trust	Real Estate	6.18%
ING Solution 2015 Portfolio	Large Cap Value	6.75%
	Mid Cap Value	12.54%
ING Solution 2025 Portfolio	Large Cap Value	10.52%
	Mid Cap Value	27.82%
ING Solution 2035 Portfolio	Large Cap Value	13.91%
	Mid Cap Value	23.99%
ING Solution 2045 Portfolio	Large Cap Value	10.26%
	Mid Cap Value	16.95%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds. Therefore, because certain Funds may have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

“notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2012, the below Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Value Choice	Transfer Agent	$334,835

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Growth Opportunities	1.40%	2.05%	2.05%	1.05%	N/A	N/A	1.05%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	N/A	1.50%	1.00%
Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A
MidCap Opportunities	1.75%	2.45%	2.45%	1.45%	1.70%	2.00%	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.70%	1.20%
Value Choice(1)	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%

(1)	Effective November 30, 2012, the Fund’s expense limits were revised to 1.25%, 2.00%, 2.00%, 0.80%, 1.25% and 1.00% for Class A, Class B, Class C, Class I, Class O and Class W, respectively.

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above, except in the case of SmallCap Opportunities, which will no longer have an expense limit. There is no guarantee that these side agreements will continue. Each side agreement will only renew if ING Investments elects to renew it.

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Growth Opportunities	1.35%	2.00%	2.00%	1.00%	N/A	N/A	1.00%
Large Cap Value	1.25%	2.00%	2.00%	0.80%	N/A	1.50%	1.00%
MidCap Opportunities(1)	1.35%	2.10%	2.10%	0.91%	1.35%	1.60%	1.10%
SmallCap Opportunities(1)	1.50%	2.25%	2.25%	1.10%	N/A	1.75%	1.25%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund, except as otherwise indicated above, management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

At November 30, 2012, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2013	2014	2015	Total
Growth Opportunities	$50,021	$18,904	$37,011	$105,936
Large Cap Value	37,993	93,783	93,507	225,283
Mid Cap Value	—	12,653	11,724	24,377
Value Choice	2,171	18,737	1,040,279	1,061,187

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2012, are as follows:

	November 30,
	2013	2014	2015	Total
Growth Opportunities
Class A	$—	$112,534	$100,844	$213,378
Class B	—	16,965	6,523	23,488
Class C	—	42,136	33,647	75,783
Class W	1,138	2,394	2,077	5,609
Large Cap Value
Class I	$5	$1,909	$15,026	$16,940
Value Choice
Class A	$—	$162,618	$136,326	$298,944
Class B	—	5,794	5,271	11,065
Class C	—	60,883	62,824	123,707
Class O	—	2,124	1,299	3,423
Class W	42,744	19,952	18,171	80,867

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended November 30, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Growth Opportunities	5	$811,000	1.14%
Large Cap Value	2	1,770,000	1.14
MidCap Opportunities	3	1,010,000	1.16
Value Choice	16	4,310,938	1.16

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Growth Opportunities
Class A
11/30/2012	939,905	—	(835,483)	104,422	24,144,475	—	—	(21,364,109)	2,780,366
5/31/2012	585,977	1,381	(496,978)	90,380	13,605,478	—	29,259	(11,377,181)	2,257,556
Class B
11/30/2012	2,317	—	(48,569)	(46,252)	53,344	—	—	(1,122,243)	(1,068,899)
5/31/2012	8,190	—	(187,136)	(178,946)	174,211	—	—	(3,900,731)	(3,726,520)
Class C
11/30/2012	82,140	—	(54,853)	27,287	1,916,613	—	—	(1,285,096)	631,517
5/31/2012	88,438	—	(143,503)	(55,065)	1,912,743	—	—	(3,012,128)	(1,099,385)
Class I
11/30/2012	530,731	—	(97,760)	432,971	14,288,514	—	—	(2,666,486)	11,622,028
5/31/2012	1,528,835	3,619	(1,412,322)	120,132	34,033,712	—	81,131	(36,732,138)	(2,617,295)
Class W
11/30/2012	28,644	—	(4,266)	24,378	742,665	—	—	(113,876)	628,789
5/31/2012	29,234	32	(27,547)	1,719	760,393	—	710	(590,653)	170,450
Large Cap Value
Class A
11/30/2012	1,281,266	33,130	(456,585)	857,811	13,486,232	—	350,300	(4,876,289)	8,960,243
5/31/2012	2,821,330	76,099	(698,781)	2,198,648	27,898,901	—	736,275	(6,893,872)	21,741,304
Class B
11/30/2012	10,265	246	(18,326)	(7,815)	107,937	—	2,595	(187,414)	(76,882)
5/31/2012	44,627	1,451	(16,840)	29,238	416,779	—	13,771	(166,694)	263,856
Class C
11/30/2012	247,728	6,514	(167,741)	86,501	2,607,980	—	68,589	(1,770,527)	906,042
5/31/2012	1,044,223	20,190	(191,308)	873,105	10,364,246	—	194,171	(1,871,497)	8,686,920
Class I
11/30/2012	16,497,936	171,989	(2,865,983)	13,803,942	183,590,558	—	1,907,009	(31,826,257)	153,671,310
5/31/2012	11,605,568	600,515	(4,511,552)	7,694,531	118,143,425	—	6,062,267	(46,751,481)	77,454,211
Class R
11/30/2012	106,843	378	(9,957)	97,264	1,121,933	—	4,061	(106,184)	1,019,810
8/5/2011(1)–5/31/2012	8,776	—	—	8,776	89,511	—	—	—	89,511
Class W
11/30/2012	1,645,349	13,455	(72,126)	1,586,678	17,839,752	—	151,056	(811,418)	17,179,390
5/31/2012	608,959	12,692	(14,895)	606,756	6,189,727	—	128,033	(151,184)	6,166,576
Mid Cap Value
Class I
11/30/2012	3,125,405	—	(2,061,918)	1,063,487	41,485,093	—	—	(26,926,466)	14,558,627
10/3/2011(1)–5/31/2012	21,085,894	340,988	(2,906,492)	18,520,390	232,133,811	—	3,798,605	(35,955,506)	199,976,910

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class A
11/30/2012	3,239,543	—	(2,152,403)	1,087,140	64,815,387	—	—	(43,177,380)	21,638,007
5/31/2012	7,100,380	342,930	(5,958,884)	1,484,426	137,318,104	47,027	6,042,434	(111,915,727)	31,491,838
Class B
11/30/2012	10,211	—	(61,486)	(51,275)	180,535	—	—	(1,084,691)	(904,156)
5/31/2012	21,187	12,348	(196,099)	(162,564)	364,520	1,387	194,480	(3,405,775)	(2,845,388)
Class C
11/30/2012	458,038	—	(457,342)	696	8,075,250	—	—	(8,084,931)	(9,681)
5/31/2012	1,248,651	106,633	(712,029)	643,255	21,782,754	15,178	1,669,879	(12,118,331)	11,349,480
Class I
11/30/2012	6,498,471	—	(2,090,073)	4,408,398	138,798,416	—	—	(44,662,581)	94,135,835
5/31/2012	11,547,043	188,173	(4,410,629)	7,324,587	238,409,140	32,997	3,530,125	(90,522,917)	151,449,345
Class O
11/30/2012	85,245	—	(167,334)	(82,089)	1,696,259	—	—	(3,342,420)	(1,646,161)
5/31/2012	347,557	2,844	(353,854)	(3,453)	6,570,254	7,708	50,005	(6,811,880)	(183,913)
Class R
11/30/2012	3,729	—	(203)	3,526	75,671	—	—	(4,111)	71,560
8/5/2011(1)–5/31/2012	720	—	(1)	719	14,509	1	—	(14)	14,496
Class W
11/30/2012	827,435	—	(218,377)	609,058	17,608,662	—	—	(4,628,601)	12,980,061
5/31/2012	2,034,716	54,411	(581,871)	1,507,256	42,788,036	7,337	1,017,481	(11,351,992)	32,460,862
Real Estate
Class A
11/30/2012	3,098,849	99,624	(2,350,595)	847,878	49,964,325	—	1,593,043	(37,353,107)	14,204,261
5/31/2012	4,874,255	195,730	(3,637,903)	1,432,082	71,047,602	—	2,768,372	(52,221,621)	21,594,353
Class B
11/30/2012	7,113	317	(9,368)	(1,938)	114,920	—	5,081	(150,248)	(30,247)
5/31/2012	6,179	925	(34,024)	(26,920)	90,152	—	13,027	(494,486)	(391,307)
Class C
11/30/2012	337,817	5,014	(154,024)	188,807	5,702,189	—	83,655	(2,582,147)	3,203,697
5/31/2012	491,497	9,853	(291,617)	209,733	7,577,999	—	145,513	(4,467,475)	3,256,037
Class I
11/30/2012	7,591,428	200,026	(4,380,617)	3,410,837	130,568,048	—	3,432,482	(75,512,751)	58,487,779
5/31/2012	14,824,860	292,976	(9,415,774)	5,702,062	235,094,819	—	4,485,074	(144,892,100)	94,687,793
Class O
11/30/2012	173,816	600	(188,618)	(14,202)	2,798,046	—	9,597	(3,026,191)	(218,548)
5/31/2012	344,551	1,522	(466,793)	(120,720)	5,029,219	—	21,389	(6,774,375)	(1,723,767)
Class R
11/30/2012	12,104	91	(3,190)	9,005	194,709	—	1,446	(51,167)	144,988
8/5/2011(1)–5/31/2012	6,719	12	—	6,731	103,607	—	197	—	103,804
Class W
11/30/2012	2,682,022	32,451	(720,811)	1,993,662	51,470,748	—	624,683	(13,987,787)	38,107,644
5/31/2012	4,575,788	55,023	(1,139,671)	3,491,140	80,456,615	—	938,542	(19,601,120)	61,794,037
SmallCap Opportunities
Class A
11/30/2012	179,900	—	(152,312)	27,588	7,631,653	—	—	(6,404,171)	1,227,482
5/31/2012	364,872	—	(655,055)	(290,183)	14,386,008	137,761	—	(25,910,524)	(11,386,755)
Class B
11/30/2012	217	—	(7,727)	(7,510)	7,973	—	—	(278,359)	(270,386)
5/31/2012	125	—	(28,996)	(28,871)	4,458	3,678	—	(1,002,260)	(994,124)
Class C
11/30/2012	24,843	—	(50,079)	(25,236)	912,281	—	—	(1,821,373)	(909,092)
5/31/2012	28,776	—	(97,371)	(68,595)	1,019,278	44,155	—	(3,295,675)	(2,232,242)
Class I
11/30/2012	462,842	—	(299,863)	162,979	20,571,473	—	—	(13,361,469)	7,210,004
5/31/2012	1,846,238	—	(506,047)	1,340,191	71,639,842	165,286	—	(20,648,690)	51,156,438
Class R
11/30/2012	520	—	—	520	21,706	—	—	—	21,706
8/5/2011(1)–5/31/2012	85	—	—	85	3,000	7	—	—	3,007

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
SmallCap Opportunities (continued)
Class W
11/30/2012	106,569	—	(18,241)	88,328	4,711,155	—	—	(801,603)	3,909,552
5/31/2012	80,256	—	(16,088)	64,168	3,445,262	2,225	—	(646,435)	2,801,052
Value Choice
Class A
11/30/2012	813,693	—	(10,484,763)	(9,671,070)	11,331,842	—	—	(146,166,895)	(134,835,053)
5/31/2012	5,097,865	2,678,911	(18,955,803)	(11,179,027)	84,570,236	—	39,085,307	(300,867,043)	(177,211,500)
Class B
11/30/2012	660	—	(245,130)	(244,470)	8,857	—	—	(3,405,589)	(3,396,732)
5/31/2012	14,667	83,758	(505,621)	(407,196)	234,161	—	1,215,323	(8,050,086)	(6,600,602)
Class C
11/30/2012	55,305	—	(3,381,808)	(3,326,503)	755,504	—	—	(46,624,686)	(45,869,182)
5/31/2012	1,380,105	943,666	(5,188,009)	(2,864,238)	22,708,882	—	13,598,232	(78,982,166)	(42,675,052)
Class I
11/30/2012	144,213	—	(2,841,528)	(2,697,315)	2,027,675	—	—	(40,132,078)	(38,104,403)
5/31/2012	2,953,317	510,781	(7,244,458)	(3,780,360)	47,347,520	—	7,508,472	(115,777,542)	(60,921,550)
Class O
11/30/2012	14,131	—	(81,629)	(67,498)	197,943	—	—	(1,123,854)	(925,911)
5/31/2012	166,151	—	(159,524)	6,627	2,652,939	—	—	(2,570,406)	82,533
Class W
11/30/2012	63,890	—	(1,915,173)	(1,851,283)	989,571	—	—	(29,030,114)	(28,040,543)
5/31/2012	992,765	360,774	(1,836,644)	(483,105)	17,868,330	—	5,743,519	(31,445,373)	(7,833,524)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2012, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Mid Cap Value	$6,811,469	$7,027,923
MidCap Opportunities	4,455,407	4,559,346
SmallCap Opportunities	5,481,006	5,639,057

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (“PFICs”), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2012	Year Ended May 31, 2012
	Ordinary Income	Ordinary Income	Long-term Capital Gains
Growth Opportunities	$—	$117,967	$—
Large Cap Value	2,568,692	6,961,073	343,038
Mid Cap Value	—	3,798,605	—
MidCap Opportunities	—	21,489	17,712,043
Real Estate(1)	16,000,174	15,344,972	—
Value Choice	—	10,346,592	73,217,010

(1)	Composition of dividends and distributions presented herein is based on the Fund’s current tax period (eleven months ended November 30, 2012) and tax year ended December 31, 2011. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2012.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Growth Opportunities	$10,674	$—	$—	$—	$10,320,847	$(10,059,442)	2018
Large Cap Value	6,089,309	1,950,152	—	—	7,768,117	—	—
Mid Cap Value	22,776,228	51,326	—	—	5,105,802	—	—
MidCap Opportunities	—	24,241,463	—	—	38,839,862	(10,785,821)*	2016
Real Estate(1)	—	—	—	—	162,171,265	(70,613,522)	2017
SmallCap Opportunities	—	—	—	—	3,640,774	(826,115)	2018
Value Choice	3,184,864	—	(2,356,345)	(6,931,304)	(63,009,664)	(5,105,416)*	2016

(1)	As of the Fund’s tax year ended December 31, 2011.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of November 30, 2012, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Investments and/or Developing and Emerging Markets (Growth Opportunities, Large Cap Value, MidCap Opportunities, Mid Cap Value and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Value and Mid Cap Value). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

MidCap Opportunities	$111,635
SmallCap Opportunities	$353,112

NOTE 15 — LITIGATION

In November 2010, as part of the Tribune Co. (“Tribune”) Chapter 11 bankruptcy proceedings in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), ING Funds Services, LLC, ING LargeCap Value Fund (which was merged into the surviving ING Value Choice Fund on September 27, 2008) (the “Subject Fund”), and other ING entities were named as defendants in a class action

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 15 — LITIGATION (continued)

complaint filed as an adversary proceeding (the “Complaint”). The ING Large Cap Value Fund, formerly known as the ING Equity Dividend Fund, is not a defendant in this matter. The Complaint alleges, among other things, that: (i) certain parties engaged in misconduct in connection with a leverage buyout transaction (the “LBO”) by which Tribune converted to a privately held company in 2007, (ii) the LBO damaged Tribune, and (iii) the LBO ultimately forced Tribune to file for bankruptcy. The Complaint seeks to recover payments made to beneficial owners in 2007 in connection with the LBO. As of June 24, 2012, none of the ING entities, including the Subject Fund, has been served with an amended complaint. However, based on historical ownership, we anticipate that the Subject Fund will be named as a defendant. The value of the shares sold by the Subject Fund in connection with the LBO was/is $1,258,340.

On December 19, 2011, similar cases that were filed with various United States district courts relating to the Tribune LBO were consolidated and transferred to the Southern District of New York (“NY District Court”) (the “MDL Action”). In addition, the Tribune Complaint was moved from the Bankruptcy Court to the jurisdiction of the New York District Court and will be dealt with in conjunction with the MDL Action for pre-trial purposes. On November 6, 2012, the defendants in the consolidated action submitted a threshold motion to dismiss that, if granted, will dispose of the case against the ING Entities in the MDL action. This motion to dismiss does not include the Tribune Complaint. The plaintiffs filed a motion in opposition to defendants’ motion to dismiss on December 21, 2012 and the defendants are scheduled to file a reply by February 4, 2013. Oral arguments regarding the motion to dismiss are scheduled to be heard on March 1, 2013.

The Subject Fund believes the claims raised in the Complaint are without merit and intends to vigorously defend against the action.

NOTE 16 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of November 30, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Dutch State in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has stated that it intends to sell the remainder of its ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock or, possibly, through one or more privately negotiated sales of the stock. There can be no assurance that ING Groep will be able to divest its interest in ING U.S. through the sale of its stock.

The investment advisory agreement for each Fund provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Funds.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 16 — RESTRUCTURING PLAN (continued)

authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2012, the following Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Large Cap Value
Class A	$—	$0.1451	$0.1582	December 18, 2012	December 14, 2012
Class B	$—	$0.1451	$0.1582	December 18, 2012	December 14, 2012
Class C	$—	$0.1451	$0.1582	December 18, 2012	December 14, 2012
Class I	$—	$0.1451	$0.1582	December 18, 2012	December 14, 2012
Class R	$—	$0.1451	$0.1582	December 18, 2012	December 14, 2012
Class W	$—	$0.1451	$0.1582	December 18, 2012	December 14, 2012
Class A	$0.0489	$—	$—	January 2, 2013	December 28, 2012
Class B	$0.0298	$—	$—	January 2, 2013	December 28, 2012
Class C	$0.0293	$—	$—	January 2, 2013	December 28, 2012
Class I	$0.0574	$—	$—	January 2, 2013	December 28, 2012
Class R	$0.0462	$—	$—	January 2, 2013	December 28, 2012
Class W	$0.0555	$—	$—	January 2, 2013	December 28, 2012
Mid Cap Value
Class I	$0.1192	$1.4969	$0.0582	December 18, 2012	December 14, 2012
MidCap Opportunities
Class A	$—	$—	$0.5452	December 18, 2012	December 14, 2012
Class B	$—	$—	$0.5452	December 18, 2012	December 14, 2012
Class C	$—	$—	$0.5452	December 18, 2012	December 14, 2012
Class I	$—	$—	$0.5452	December 18, 2012	December 14, 2012
Class O	$—	$—	$0.5452	December 18, 2012	December 14, 2012
Class R	$—	$—	$0.5452	December 18, 2012	December 14, 2012
Class W	$—	$—	$0.5452	December 18, 2012	December 14, 2012
Real Estate
Class A	$0.0939	$—	$—	January 2, 2013	December 28, 2012
Class B	$0.0621	$—	$—	January 2, 2013	December 28, 2012
Class C	$0.0620	$—	$—	January 2, 2013	December 28, 2012
Class I	$0.1084	$—	$—	January 2, 2013	December 28, 2012
Class O	$0.0934	$—	$—	January 2, 2013	December 28, 2012
Class R	$0.0882	$—	$—	January 2, 2013	December 28, 2012
Class W	$0.1027	$—	$—	January 2, 2013	December 28, 2012
SmallCap Opportunities
Class A	$—	$0.2308	$0.4935	December 18, 2012	December 14, 2012
Class B	$—	$0.2308	$0.4935	December 18, 2012	December 14, 2012
Class C	$—	$0.2308	$0.4935	December 18, 2012	December 14, 2012
Class I	$—	$0.2308	$0.4935	December 18, 2012	December 14, 2012
Class R	$—	$0.2308	$0.4935	December 18, 2012	December 14, 2012
Class W	$—	$0.2308	$0.4935	December 18, 2012	December 14, 2012
Value Choice
Class A	$0.1833	$—	$—	December 18, 2012	December 14, 2012
Class B	$0.1082	$—	$—	December 18, 2012	December 14, 2012
Class C	$0.0928	$—	$—	December 18, 2012	December 14, 2012
Class I	$0.2098	$—	$—	December 18, 2012	December 14, 2012
Class O	$0.2152	$—	$—	December 18, 2012	December 14, 2012
Class W	$0.1987	$—	$—	December 18, 2012	December 14, 2012

On September 6, 2012, the Value Choice’s Board of Trustees approved an interim change of the Fund’s sub-adviser to ING Investment Management Co. LLC (“ING IM”) along with a proposal for a permanent sub-adviser change to ING IM and a proposal to reorganize the Fund with and into ING Large Cap Value Fund. The interim sub-adviser change took place on November 30, 2012, along with related changes to the Fund’s principal investment strategies. The permanent sub-adviser and the proposal for the merger require shareholder vote. A shareholder meeting is

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

scheduled to be held on or about March 14, 2013. If approved, a new permanent sub-advisory agreement with ING IM will become effective on or about March 14, 2013, and the merger is expected to take place on or about March 23, 2013.

ING Groep, the ultimate parent company of the adviser and ING affiliated sub-advisers, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the adviser and ING affiliated sub-advisers, into an independent, standalone company. These separation plans may be deemed to be a change of control, in which case the investment advisory and sub-advisory agreements for the Funds would terminate and trigger the need for new agreements, which would require the approval of the Board and, with respect to all investment advisory and certain sub-advisory agreements, the shareholders of a Fund. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Funds that would take effect in connection with the separation plans. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Funds’ annual shareholder report to be dated May 31, 2013.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund Complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and the adviser to the Funds to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. A proxy statement is being sent to shareholders of the Funds included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING GROWTH OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 16.7%
61,180		Comcast Corp. — Class A	$2,274,672	2.3
39,000	@	Delphi Automotive PLC	1,325,610	1.3
25,770	@	Discovery Communications, Inc. — Class A	1,556,766	1.6
33,940		Foot Locker, Inc.	1,216,410	1.2
32,160		Gap, Inc.	1,108,234	1.1
28,150		Home Depot, Inc.	1,831,720	1.9
25,830		Macy’s, Inc.	999,621	1.0
19,825	@	Michael Kors Holdings Ltd.	1,053,699	1.1
13,910		Petsmart, Inc.	982,880	1.0
2,260	@	Priceline.com, Inc.	1,498,742	1.5
24,050		Scripps Networks Interactive — Class A	1,419,912	1.4
26,900		Wyndham Worldwide Corp.	1,320,521	1.3
			16,588,787	16.7

		Consumer Staples: 9.6%
46,830		Coca-Cola Enterprises, Inc.	1,460,160	1.4
19,980		Costco Wholesale Corp.	2,077,720	2.1
14,890		JM Smucker Co.	1,317,169	1.3
37,900		Mondelez International, Inc.	981,231	1.0
34,110		Wal-Mart Stores, Inc.	2,456,602	2.5
13,740		Whole Foods Market, Inc.	1,282,766	1.3
			9,575,648	9.6

		Energy: 5.0%
34,150	@	Cameron International Corp.	1,842,393	1.9
10,110		EOG Resources, Inc.	1,189,138	1.2
16,040		National Oilwell Varco, Inc.	1,095,532	1.1
53,050		Other Securities	818,561	0.8
			4,945,624	5.0

		Financials: 4.7%
7,920	@	Affiliated Managers Group, Inc.	1,020,651	1.0
8,760		Blackrock, Inc.	1,726,070	1.8
24,740		JPMorgan Chase & Co.	1,016,319	1.0
12,140		Other Securities	859,755	0.9
			4,622,795	4.7

		Health Care: 11.7%
12,340	@	Alexion Pharmaceuticals, Inc.	1,184,887	1.2
8,500	@	Biogen Idec, Inc.	1,267,265	1.3
21,270		Cooper Cos., Inc.	2,019,374	2.0
31,270	@	Cyberonics	1,616,659	1.6
24,000	@	Express Scripts Holding Co.	1,292,400	1.3
27,420	@	Gilead Sciences, Inc.	2,056,500	2.1
39,790		Resmed, Inc.	1,634,971	1.7
11,410		Other Securities	488,918	0.5
			11,560,974	11.7

		Industrials: 12.6%
29,220		Ametek, Inc.	1,090,783	1.1
36,048		Danaher Corp.	1,945,511	2.0

COMMON STOCK: (continued)
		Industrials: (continued)
23,860		Equifax, Inc.	$1,222,586	1.2
18,520		Nordson Corp.	1,133,239	1.1
17,515		Regal-Beloit Corp.	1,221,671	1.2
15,754		Roper Industries, Inc.	1,757,044	1.8
17,100		Union Pacific Corp.	2,099,538	2.1
39,160		Waste Connections, Inc.	1,289,147	1.3
8,580		Other Securities	790,561	0.8
			12,550,080	12.6

		Information Technology: 33.8%
13,994		Apple, Inc.	8,190,408	8.3
30,680	@	Autodesk, Inc.	1,016,429	1.0
69,670	@	EMC Corp.	1,729,209	1.7
11,940	@	F5 Networks, Inc.	1,118,539	1.1
59,090		Flir Systems, Inc.	1,205,436	1.2
5,910	@	Google, Inc. — Class A	4,127,367	4.2
15,930		International Business Machines Corp.	3,027,815	3.1
23,780		Intuit, Inc.	1,424,660	1.4
70,400	@	Juniper Networks, Inc.	1,265,792	1.3
42,910	@	NetApp, Inc.	1,360,676	1.4
67,423		Oracle Corp.	2,164,278	2.2
31,990		Qualcomm, Inc.	2,035,204	2.1
16,400	@	Teradata Corp.	975,472	1.0
11,310		Visa, Inc.	1,693,220	1.7
38,430		Xilinx, Inc.	1,331,600	1.3
69,790		Other Securities	836,084	0.8
			33,502,189	33.8

		Materials: 4.0%
19,330		Eastman Chemical Co.	1,176,231	1.2
25,470		Freeport-McMoRan Copper & Gold, Inc.	993,584	1.0
28,720		International Paper Co.	1,066,661	1.1
56,440		Other Securities	729,205	0.7
			3,965,681	4.0
		Total Common Stock
		(Cost $81,679,306)	97,311,778	98.1

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
564,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $564,000)	564,000	0.6

		Total Short-Term Investments (Cost $564,000)	564,000	0.6

		Total Investments in Securities (Cost $82,243,306)	$97,875,778	98.7
		Assets in Excess of Other Liabilities	1,247,607	1.3
		Net Assets	$99,123,385	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING GROWTH OPPORTUNITIES FUND

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $82,500,473.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,101,871
Gross Unrealized Depreciation	(1,726,566)
Net Unrealized Appreciation	$15,375,305

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$97,311,778	$—	$—	$97,311,778
Short-Term Investments	564,000	—	—	564,000
Total Investments, at fair value	$97,875,778	$—	$—	$97,875,778

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING LARGE CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.3%
		Consumer Discretionary: 9.1%
221,817		Comcast Corp. — Class A	$8,247,156	1.9
136,263	@	Delphi Automotive PLC	4,631,579	1.1
127,775		Foot Locker, Inc.	4,579,456	1.0
269,734		Lowe’s Cos., Inc.	9,734,700	2.2
131,607		Macy’s, Inc.	5,093,191	1.2
131,595		Other Securities	7,372,478	1.7
			39,658,560	9.1

		Consumer Staples: 6.8%
194,219		Coca-Cola Enterprises, Inc.	6,055,749	1.4
62,226		JM Smucker Co.	5,504,512	1.3
155,629	@	Kraft Foods Group, Inc.	7,037,543	1.6
55,582		Philip Morris International, Inc.	4,995,710	1.1
81,903		Wal-Mart Stores, Inc.	5,898,654	1.4
			29,492,168	6.8

		Energy: 14.6%
43,187		EOG Resources, Inc.	5,079,655	1.2
352,018		ExxonMobil Corp.	31,026,867	7.1
254,018		Halliburton Co.	8,471,500	1.9
131,226	@	Rowan Companies PLC	4,163,801	1.0
62,737		Royal Dutch Shell PLC — Class A ADR	4,201,497	1.0
178,250		Statoil ASA ADR	4,347,517	1.0
104,855		Other Securities	6,461,641	1.4
			63,752,478	14.6

		Financials: 24.3%
84,970		Ameriprise Financial, Inc.	5,155,130	1.2
160,104		BB&T Corp.	4,510,130	1.0
177,095		Citigroup, Inc.	6,122,174	1.4
380,393		Fifth Third Bancorp.	5,568,954	1.3
296,436		JPMorgan Chase & Co.	12,177,591	2.8
206,615		Lincoln National Corp.	5,103,390	1.2
90,336		PNC Financial Services Group, Inc.	5,071,463	1.2
85,736		Prudential Financial, Inc.	4,468,560	1.0
649,900		Regions Financial Corp.	4,334,833	1.0
198,691		SunTrust Bank	5,394,461	1.2
85,992		Travelers Cos., Inc.	6,089,953	1.4
249,162		US Bancorp.	8,037,966	1.8
165,598		Weingarten Realty Investors	4,500,954	1.0
425,748		Wells Fargo & Co.	14,053,941	3.2
224,245		XL Group PLC	5,455,881	1.3
445,210		Other Securities	9,814,227	2.3
			105,859,608	24.3

		Health Care: 10.2%
72,065		Abbott Laboratories	4,684,225	1.1
89,314		Eli Lilly & Co.	4,379,959	1.0
106,308		Medtronic, Inc.	4,476,630	1.0

COMMON STOCK: (continued)
		Health Care: (continued)
314,580		Merck & Co., Inc.	$13,935,894	3.2
688,327		Pfizer, Inc.	17,221,941	3.9
			44,698,649	10.2

		Industrials: 8.8%
124,196		Ametek, Inc.	4,636,237	1.1
65,549		Boeing Co.	4,868,980	1.1
98,769		Fluor Corp.	5,242,659	1.2
86,375		General Dynamics Corp.	5,743,937	1.3
641,688		General Electric Co.	13,558,867	3.1
37,182		Union Pacific Corp.	4,565,206	1.0
			38,615,886	8.8

		Information Technology: 6.1%
115,813		Automatic Data Processing, Inc.	6,573,546	1.5
568,091		Cisco Systems, Inc.	10,742,601	2.5
169,430		Microchip Technology, Inc.	5,154,060	1.2
148,306		Other Securities	3,947,906	0.9
			26,418,113	6.1

		Materials: 4.7%
140,296		Freeport-McMoRan Copper & Gold, Inc.	5,472,947	1.2
128,925		International Paper Co.	4,788,275	1.1
133,779		Nucor Corp.	5,509,019	1.3
131,735		Packaging Corp. of America	4,800,423	1.1
			20,570,664	4.7

		Telecommunication Services: 3.7%
190,646		CenturyTel, Inc.	7,404,691	1.7
200,649		Verizon Communications, Inc.	8,852,634	2.0
			16,257,325	3.7

		Utilities: 6.0%
289,540		CenterPoint Energy, Inc.	5,712,624	1.3
100,893		DTE Energy Co.	6,112,098	1.4
73,087		Entergy Corp.	4,643,948	1.1
255,167		Great Plains Energy, Inc.	5,167,132	1.2
237,189		NV Energy, Inc.	4,347,674	1.0
			25,983,476	6.0
		Total Common Stock (Cost $383,147,763)	411,306,927	94.3

EXCHANGE-TRADED FUNDS: 2.3%
136,800		iShares Russell 1000 Value Index Fund	9,815,400	2.3
		Total Exchange-Traded Funds (Cost $9,809,650)	9,815,400	2.3
		Total Long-Term Investments (Cost $392,957,413)	421,122,327	96.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING LARGE CAP VALUE FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.9%
	Mutual Funds: 2.9%
12,862,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $12,862,000)	$12,862,000	2.9

	Total Short-Term Investments (Cost $12,862,000)	12,862,000	2.9

	Total Investments in Securities (Cost $405,819,413)	$433,984,327	99.5
	Assets in Excess of Other Liabilities	2,041,254	0.5
	Net Assets	$436,025,581	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $406,980,669.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,634,499
Gross Unrealized Depreciation	(2,630,841)
Net Unrealized Appreciation	$27,003,658

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$411,306,927	$—	$—	$411,306,927
Exchange-Traded Funds	9,815,400	—	—	9,815,400
Short-Term Investments	12,862,000	—	—	12,862,000
Total Investments, at fair value	$433,984,327	$—	$—	$433,984,327

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended November 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$576,779
Total	$576,779

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 10.4%
108,250		Mattel, Inc.	$4,060,458	1.5
216,400		Newell Rubbermaid, Inc.	4,719,684	1.8
52,370	@	TRW Automotive Holdings Corp.	2,652,017	1.0
1,305,889		Other Securities(a)	16,078,091	6.1
			27,510,250	10.4

		Consumer Staples: 2.6%
29,300		Bunge Ltd.	2,143,588	0.8
87,891		Other Securities	4,875,692	1.8
			7,019,280	2.6

		Energy: 9.9%
55,100	@	Cameron International Corp.	2,972,645	1.1
113,200	@	Cobalt International Energy, Inc.	2,639,824	1.0
51,750	@	Dresser-Rand Group, Inc.	2,732,918	1.0
53,600	@	Gulfport Energy Corp.	2,038,944	0.8
168,754	@	Noble Corp.	5,820,324	2.2
106,100		QEP Resources, Inc.	2,983,532	1.1
492,455		Other Securities	7,234,543	2.7
			26,422,730	9.9

		Financials: 23.3%
48,850		American Financial Group, Inc.	1,936,902	0.7
187,390		Fifth Third Bancorp.	2,743,390	1.0
171,300		Hartford Financial Services Group, Inc.	3,628,134	1.4
57,350		HCC Insurance Holdings, Inc.	2,115,068	0.8
431,380	L	KKR Financial Holdings LLC	4,533,804	1.7
108,600	@	PHH Corp.	2,379,426	0.9
109,667		Reinsurance Group of America, Inc.	5,614,950	2.1
216,700		UnumProvident Corp.	4,418,513	1.7
94,700		Weyerhaeuser Co.	2,609,932	1.0
95,200		Zions Bancorp.	1,910,664	0.7
1,736,909		Other Securities	29,838,619	11.3
			61,729,402	23.3

		Health Care: 8.9%
221,713		Almirall SA	2,054,105	0.8
89,400		AmerisourceBergen Corp.	3,774,468	1.4
93,800	@	Brookdale Senior Living, Inc.	2,397,528	0.9
47,800		Cigna Corp.	2,498,506	0.9
77,300	@	Mylan Laboratories	2,101,014	0.8
79,900		Universal Health Services, Inc.	3,601,093	1.4
419,177		Other Securities	7,295,154	2.7
			23,721,868	8.9

COMMON STOCK: (continued)
		Industrials: 16.5%
682,545	@	ACCO Brands Corp.	$4,600,353	1.7
64,400		Fluor Corp.	3,418,352	1.3
29,217		Gardner Denver, Inc.	2,040,808	0.8
32,200		Hubbell, Inc.	2,712,850	1.0
109,950		KBR, Inc.	3,056,610	1.2
49,600	@	Pentair Ltd.	2,405,104	0.9
34,600	@	Wesco International, Inc.	2,236,890	0.8
756,604		Other Securities	23,248,856	8.8
			43,719,823	16.5

		Information Technology: 9.5%
151,697	@	Arrow Electronics, Inc.	5,652,230	2.1
69,400		Avago Technologies Ltd.	2,435,940	0.9
107,800	@	Microsemi Corp.	2,063,292	0.8
190,507	@	Skyworks Solutions, Inc.	4,314,984	1.6
138,700	@	Teradyne, Inc.	2,169,268	0.8
378,100		Other Securities(a)	8,701,514	3.3
			25,337,228	9.5

		Materials: 10.8%
46,578		Ashland, Inc.	3,303,312	1.3
84,149	@	Crown Holdings, Inc.	3,142,965	1.2
36,850		Cytec Industries, Inc.	2,529,384	1.0
70,800		International Paper Co.	2,629,512	1.0
70,900		Methanex Corp.	2,144,016	0.8
163,070	@	Owens-Illinois, Inc.	3,266,292	1.2
60,800		Packaging Corp. of America	2,215,552	0.8
59,656		Schweitzer-Mauduit International, Inc.	2,235,310	0.8
1,062,804		Other Securities	7,230,136	2.7
			28,696,479	10.8

		Telecommunication Services: 0.3%
84,861		Other Securities(a)	711,135	0.3

		Utilities: 6.6%
117,550		Edison International	5,346,174	2.0
56,800		Northeast Utilities	2,200,432	0.8
120,800		NV Energy, Inc.	2,214,264	0.9
72,900		UGI Corp.	2,421,738	0.9
166,550		Other Securities	5,218,353	2.0
			17,400,961	6.6
		Total Common Stock (Cost $243,205,467)	262,269,156	98.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MID CAP VALUE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc(1): 2.6%
1,669,132	Barclays Bank PLC, Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,669,164, collateralized by various U.S. Government Agency Obligations, 3.500%–4.000%, Market Value plus accrued interest $1,702,515, due 11/01/40–07/01/42)	$1,669,132	0.6
351,395	BNP Paribas Bank, Repurchase Agreement dated 11/30/12, 0.21%, due 12/03/12 (Repurchase Amount $351,401, collateralized by various U.S. Government Securities, 0.000%–0.875%, Market Value plus accrued interest $358,425, due 12/20/12–11/30/17)	351,395	0.2
1,669,132	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,669,165, collateralized by various U.S. Government Agency Obligations, 2.233%– 5.000%, Market Value plus accrued interest $1,702,515, due 03/01/21–12/01/42)	1,669,132	0.6
1,669,132	Deutsche Bank AG, Repurchase Agreement dated 11/30/12, 0.25%, due 12/03/12 (Repurchase Amount $1,669,166, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $1,702,515, due 08/20/41–11/15/42)	1,669,132	0.6
1,669,132	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,669,164, collateralized by various U.S. Government Agency Obligations, 2.459%–6.500%, Market Value plus accrued interest $1,702,515, due 11/01/22–12/01/42)	1,669,132	0.6
		7,027,923	2.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.1%
2,823,649	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,823,649)	$2,823,649	1.1

	Total Short-Term Investments (Cost $9,851,572)	9,851,572	3.7
	Total Investments in Securities (Cost $253,057,039)	$272,120,728	102.5
	Liabilities in Excess of Other Assets	(6,718,325)	(2.5)
	Net Assets	$265,402,403	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $255,611,443.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,094,459
Gross Unrealized Depreciation	(7,585,174)
Net Unrealized Appreciation	$16,509,285

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MID CAP VALUE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$25,686,936	$1,823,314	$—	$27,510,250
Consumer Staples	7,019,280	—	—	7,019,280
Energy	25,817,817	604,913	—	26,422,730
Financials	61,729,402	—	—	61,729,402
Health Care	20,370,730	3,351,138	—	23,721,868
Industrials	43,719,823	—	—	43,719,823
Information Technology	25,337,228	—	—	25,337,228
Materials	26,957,557	1,738,922	—	28,696,479
Telecommunication Services	711,135	—	—	711,135
Utilities	17,400,961	—	—	17,400,961
Total Common Stock	254,750,869	7,518,287	—	262,269,156
Short-Term Investments	2,823,649	7,027,923	—	9,851,572
Total Investments, at fair value	$257,574,518	$14,546,210	$—	$272,120,728

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING MIDCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.3%
		Consumer Discretionary: 26.1%
358,208		Brinker International, Inc.	$10,728,330	1.2
522,280	@	Delphi Automotive PLC	17,752,297	1.9
314,620	@	Discovery Communications, Inc. — Class A	19,006,194	2.1
423,025		Foot Locker, Inc.	15,161,216	1.7
509,750		Gap, Inc.	17,565,985	1.9
274,216		Harley-Davidson, Inc.	12,877,183	1.4
83,369	@	Liberty Media Corp. — Liberty Capital	9,169,756	1.0
547,090	@, L	Lions Gate Entertainment Corp.	8,961,334	1.0
376,701		Macy’s, Inc.	14,578,329	1.6
260,685	@	Michael Kors Holdings Ltd.	13,855,408	1.5
643,810		Newell Rubbermaid, Inc.	14,041,496	1.5
216,630		Petsmart, Inc.	15,307,076	1.7
216,990		Scripps Networks Interactive — Class A	12,811,090	1.4
152,290		Six Flags Entertainment Corp.	9,362,789	1.0
122,700	@	Ulta Salon Cosmetics & Fragrance, Inc.	12,304,356	1.4
241,788		Wyndham Worldwide Corp.	11,869,373	1.3
440,939		Other Securities	22,193,503	2.5
			237,545,715	26.1

		Consumer Staples: 6.1%
569,839		Coca-Cola Enterprises, Inc.	17,767,580	1.9
136,380		JM Smucker Co.	12,064,175	1.3
193,190		Whole Foods Market, Inc.	18,036,218	2.0
142,498		Other Securities	7,995,563	0.9
			55,863,536	6.1

		Energy: 6.3%
322,977	@	Cameron International Corp.	17,424,609	1.9
732,140	@	Denbury Resources, Inc.	11,296,921	1.2
326,250	@	Oasis Petroleum, Inc.	9,859,275	1.1
241,807		Range Resources Corp.	15,480,484	1.7
99,410		Other Securities	3,450,521	0.4
			57,511,810	6.3

		Financials: 8.0%
82,860	@	Affiliated Managers Group, Inc.	10,678,168	1.2
208,976		Ameriprise Financial, Inc.	12,678,574	1.4
657,927		Fifth Third Bancorp.	9,632,051	1.0
431,880		Nasdaq Stock Market, Inc.	10,464,452	1.1
137,290		T. Rowe Price Group, Inc.	8,878,545	1.0
273,990		Tanger Factory Outlet Centers, Inc.	9,008,791	1.0
442,986		Other Securities	11,977,856	1.3
			73,318,437	8.0

COMMON STOCK: (continued)
		Health Care: 13.0%
161,414	@	Alexion Pharmaceuticals, Inc.	$15,498,972	1.7
154,824		Cooper Cos., Inc.	14,698,991	1.6
343,540	@	HCA Holdings, Inc.	10,907,395	1.2
162,471		Perrigo Co.	16,815,748	1.9
332,430		Resmed, Inc.	13,659,549	1.5
198,735	@	Watson Pharmaceuticals, Inc.	17,490,667	1.9
511,707		Other Securities	29,359,776	3.2
			118,431,098	13.0

		Industrials: 16.3%
200,723		Acuity Brands, Inc.	13,277,826	1.5
425,737		Ametek, Inc.	15,892,762	1.7
279,790		Equifax, Inc.	14,336,440	1.6
89,000		Flowserve Corp.	12,330,950	1.4
198,590		Nordson Corp.	12,151,722	1.3
222,247		Pall Corp.	13,219,252	1.5
159,966		Regal-Beloit Corp.	11,157,628	1.2
165,013		Roper Industries, Inc.	18,403,900	2.0
426,012		Waste Connections, Inc.	14,024,315	1.5
144,716	@	Wesco International, Inc.	9,355,889	1.0
239,972		Other Securities	14,535,051	1.6
			148,685,735	16.3

		Information Technology: 16.4%
308,602		Analog Devices, Inc.	12,529,241	1.4
504,520	@	Autodesk, Inc.	16,714,748	1.8
157,550	@	F5 Networks, Inc.	14,759,284	1.6
513,990		Flir Systems, Inc.	10,485,396	1.2
312,508		Intuit, Inc.	18,722,354	2.1
669,670	@	Juniper Networks, Inc.	12,040,667	1.3
252,568	@	Micros Systems, Inc.	10,976,605	1.2
554,634	@	NetApp, Inc.	17,587,444	1.9
153,230	@	Teradata Corp.	9,114,120	1.0
423,947		Xilinx, Inc.	14,689,764	1.6
719,614		Other Securities	11,510,926	1.3
			149,130,549	16.4

		Materials: 4.4%
256,480		Eastman Chemical Co.	15,606,808	1.7
429,684		Packaging Corp. of America	15,657,685	1.7
669,320		Steel Dynamics, Inc.	8,647,614	1.0
			39,912,107	4.4

		Telecommunication Services: 1.7%
220,688	@	SBA Communications Corp.	15,187,748	1.7
		Total Common Stock (Cost $812,399,382)	895,586,735	98.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc(1): 0.5%
1,082,845	Barclays Bank PLC, Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,082,865, collateralized by various U.S. Government Agency Obligations, 3.500%– 4.000%, Market Value plus accrued interest $1,104,502, due 11/01/40–07/01/42)	$1,082,845	0.1
227,966	BNP Paribas Bank, Repurchase Agreement dated 11/30/12, 0.21%, due 12/03/12 (Repurchase Amount $227,970, collateralized by various U.S. Government Securities, 0.000%–0.875%, Market Value plus accrued interest $232,527, due 12/20/12–11/30/17)	227,966	0.1
1,082,845	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,082,866, collateralized by various U.S. Government Agency Obligations, 2.233%–5.000%, Market Value plus accrued interest $1,104,502, due 03/01/21–12/01/42)	1,082,845	0.1
1,082,845	Deutsche Bank AG, Repurchase Agreement dated 11/30/12, 0.25%, due 12/03/12 (Repurchase Amount $1,082,867, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $1,104,502, due 08/20/41–11/15/42)	1,082,845	0.1
1,082,845	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,082,865, collateralized by various U.S. Government Agency Obligations, 2.459%–6.500%, Market Value plus accrued interest $1,104,502, due 11/01/22–12/01/42)	1,082,845	0.1
		4,559,346	0.5

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.9%
17,294,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $17,294,000)	$17,294,000	1.9
	Total Short-Term Investments (Cost $21,853,346)	21,853,346	2.4

	Total Investments in Securities (Cost $834,252,728)	$917,440,081	100.7
	Liabilities in Excess of Other Assets	(6,275,500)	(0.7)
	Net Assets	$911,164,581	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $835,243,067.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$96,991,193
Gross Unrealized Depreciation	(14,794,179)
Net Unrealized Appreciation	$82,197,014

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$895,586,735	$—	$—	$895,586,735
Short-Term Investments	17,294,000	4,559,346	—	21,853,346
Total Investments, at fair value	$912,880,735	$4,559,346	$—	$917,440,081

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED))

ING REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%
		Financials: 98.7%
456,900		American Campus Communities, Inc.	$20,012,220	1.8
152,200		American Tower Corp.	11,404,346	1.0
337,869		AvalonBay Communities, Inc.	44,527,755	4.0
561,982		Boston Properties, Inc.	57,676,213	5.2
411,500		BRE Properties, Inc.	20,019,475	1.8
446,900		CBL & Associates Properties, Inc.	10,059,719	0.9
594,700		Colonial Properties Trust	12,131,880	1.1
484,678		CubeSmart	6,688,556	0.6
1,156,000		DDR Corp.	17,698,360	1.6
137,800		Digital Realty Trust, Inc.	8,893,612	0.8
846,700		Douglas Emmett, Inc.	19,228,557	1.7
1,239,800		Duke Realty Corp.	16,737,300	1.5
879,139		Equity Residential	48,801,006	4.4
94,400		Essex Property Trust, Inc.	13,262,256	1.2
194,400		Federal Realty Investment Trust	20,225,376	1.8
1,740,142		General Growth Properties, Inc.	33,706,551	3.0
1,206,500		HCP, Inc.	54,352,825	4.9
784,300		Health Care Real Estate Investment Trust, Inc.	46,187,427	4.1
583,720		Healthcare Realty Trust, Inc.	13,921,722	1.2
410,600		Highwoods Properties, Inc.	13,237,744	1.2
3,131,955		Host Hotels & Resorts, Inc.	46,008,419	4.1
481,200		Kilroy Realty Corp.	21,702,120	1.9
1,817,423		Kimco Realty Corp.	35,003,567	3.1
643,300		LaSalle Hotel Properties	15,509,963	1.4
633,000		Liberty Property Trust	22,047,390	2.0
629,725		Macerich Co.	35,579,462	3.2
212,681		Pebblebrook Hotel Trust	4,434,399	0.4
481,300		Post Properties, Inc.	23,646,269	2.1

COMMON STOCK: (continued)
		Financials: (continued)
1,432,602		ProLogis, Inc.	$48,622,512	4.4
344,102		Public Storage, Inc.	48,394,505	4.3
133,700	@	Realogy Holdings Corp.	5,041,827	0.5
256,300		Regency Centers Corp.	12,007,655	1.1
821,189		Simon Property Group, Inc.	124,927,483	11.2
379,500		SL Green Realty Corp.	28,606,710	2.6
517,000		Tanger Factory Outlet Centers, Inc.	16,998,960	1.5
298,000		Taubman Centers, Inc.	23,086,060	2.1
1,301,704		UDR, Inc.	29,952,209	2.7
703,957		Ventas, Inc.	44,806,863	4.0
333,264		Vornado Realty Trust	25,471,368	2.3
		Total Common Stock (Cost $756,653,376)	1,100,620,641	98.7

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
14,100,482		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $14,100,482)	14,100,482	1.3

		Total Short-Term Investments (Cost $14,100,482)	14,100,482	1.3

		Total Investments in Securities (Cost $770,753,858)	$1,114,721,123	100.0
		Assets in Excess of Other Liabilities	528,032	—
		Net Assets	$1,115,249,155	100.0

@	Non-income producing security

Cost for federal income tax purposes is $879,263,193.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$237,853,346
Gross Unrealized Depreciation	(2,395,416)
Net Unrealized Appreciation	$235,457,930

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$1,100,620,641	$—	$—	$1,100,620,641
Short-Term Investments	14,100,482	—	—	14,100,482
Total Investments, at fair value	$1,114,721,123	$—	$—	$1,114,721,123

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.2%
		Consumer Discretionary: 18.1%
83,511		Cooper Tire & Rubber Co.	$2,086,105	1.0
109,100	@	Express, Inc.	1,628,863	0.8
85,900		Finish Line	1,772,117	0.9
59,300	@	Jack in the Box, Inc.	1,633,715	0.8
52,319	@	Life Time Fitness, Inc.	2,462,132	1.2
52,950		Monro Muffler, Inc.	1,698,636	0.9
41,255		Pool Corp.	1,728,172	0.9
64,200	@	Sally Beauty Holdings, Inc.	1,627,470	0.8
27,658		Vail Resorts, Inc.	1,557,699	0.8
859,193		Other Securities(a)	19,849,912	10.0
			36,044,821	18.1

		Consumer Staples: 2.0%
32,500		Casey’s General Stores, Inc.	1,605,500	0.8
75,850		Other Securities	2,400,712	1.2
			4,006,212	2.0

		Energy: 6.1%
73,900	@	Carrizo Oil & Gas, Inc.	1,533,425	0.8
26,300	@	Dril-Quip, Inc.	1,850,731	0.9
34,900	@	Rosetta Resources, Inc.	1,568,406	0.8
35,500	@	Unit Corp.	1,594,660	0.8
388,147		Other Securities(a)	5,492,372	2.8
			12,039,594	6.1

		Financials: 8.0%
13,800	@	Affiliated Managers Group, Inc.	1,778,406	0.9
68,087	@	Financial Engines, Inc.	1,785,241	0.9
28,200		Home Properties, Inc.	1,660,698	0.8
24,441	@	Signature Bank	1,714,781	0.9
50,634	@	Stifel Financial Corp.	1,540,286	0.8
30,100	@	SVB Financial Group	1,662,122	0.8
52,000		Tanger Factory Outlet Centers, Inc.	1,709,760	0.8
334,614		Other Securities	4,115,148	2.1
			15,966,442	8.0

		Health Care: 17.9%
27,200		Chemed Corp.	1,851,776	0.9
21,215	@	Haemonetics Corp.	1,719,051	0.9
92,144	@	Healthsouth Corp.	2,026,247	1.0
74,600	@	Masimo Corp.	1,545,712	0.8
19,719	@	Mednax, Inc.	1,557,801	0.8
1,275,690		Other Securities(a)	26,854,111	13.5
			35,554,698	17.9

		Industrials: 17.7%
71,016		Actuant Corp.	2,043,130	1.0
37,800		Acuity Brands, Inc.	2,500,470	1.2
46,500	@	EnPro Industries, Inc.	1,826,520	0.9
26,700	@	Genesee & Wyoming, Inc.	1,947,765	1.0
55,187	@	HUB Group, Inc.	1,786,403	0.9

COMMON STOCK: (continued)
		Industrials: (continued)
123,800		Knight Transportation, Inc.	$1,860,714	0.9
20,167	@	Portfolio Recovery Associates, Inc.	1,992,903	1.0
51,300		Simpson Manufacturing Co., Inc.	1,678,023	0.8
27,100	@	Teledyne Technologies, Inc.	1,707,300	0.9
38,000		Toro Co.	1,704,680	0.9
58,066		Waste Connections, Inc.	1,911,533	1.0
48,700		Woodward Governor Co.	1,780,959	0.9
383,445		Other Securities	12,523,654	6.3
			35,264,054	17.7

		Information Technology: 21.4%
107,800	@	Aruba Networks, Inc.	2,099,944	1.0
87,600	@	Aspen Technology, Inc.	2,276,724	1.1
79,726		Blackbaud, Inc.	1,781,079	0.9
78,933	@	Cardtronics, Inc.	1,810,723	0.9
37,800	@	Liquidity Services, Inc.	1,552,068	0.8
39,200	@	Micros Systems, Inc.	1,703,632	0.9
106,000	@	Parametric Technology Corp.	2,145,440	1.1
71,600	@	Semtech Corp.	1,958,260	1.0
58,700	@	Synaptics, Inc.	1,568,464	0.8
1,636,995		Other Securities(a)	25,778,444	12.9
			42,674,778	21.4

		Materials: 4.0%
52,300		HB Fuller Co.	1,718,055	0.9
69,800		Worthington Industries	1,644,488	0.8
293,793		Other Securities	4,518,318	2.3
			7,880,861	4.0
		Total Common Stock (Cost $175,864,507)	189,431,460	95.2

EXCHANGE-TRADED FUNDS: 1.9%
41,803		iShares Russell 2000 Growth Index Fund	3,908,998	1.9

		Total Exchange-Traded Funds (Cost $3,717,196)	3,908,998	1.9
		Total Long-Term Investments (Cost $179,581,703)	193,340,458	97.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.5%
	Securities Lending Collateralcc(1): 2.9%
523,802	Cantor Fitzgerald, Repurchase Agreement dated 11/30/12, 0.26%, due 12/03/12 (Repurchase Amount $523,813, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.750%, Market Value plus accrued interest $534,278, due 02/12/13–10/20/62)	$523,802	0.3
1,339,276	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,339,302, collateralized by various U.S. Government Agency Obligations, 2.233%–5.000%, Market Value plus accrued interest $1,366,062, due 03/01/21–12/01/42)	1,339,276	0.7
1,339,276	Goldman Sachs & Co., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,339,302, collateralized by various U.S. Government Agency Obligations, 2.120%–4.500%, Market Value plus accrued interest $1,366,062, due 08/01/24–11/01/42)	1,339,276	0.7
1,339,276	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.20%, due 12/03/12 (Repurchase Amount $1,339,298, collateralized by various U.S. Government Agency Obligations, 0.000%, Market Value plus accrued interest $1,366,070, due 05/31/13)	1,339,276	0.7
1,097,427	Nomura Securities, Repurchase Agreement dated 11/30/12, 0.27%, due 12/03/12 (Repurchase Amount $1,097,451, collateralized by various U.S. Government Agency Obligations, 2.500%–10.500%, Market Value plus accrued interest $979,514, due 06/15/16–11/01/47)	1,097,427	0.5
		5,639,057	2.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.6%
5,212,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,212,000)	$5,212,000	2.6

	Total Short-Term Investments (Cost $10,851,057)	10,851,057	5.5
	Total Investments in Securities (Cost $190,432,760)	$204,191,515	102.6
	Liabilities in Excess of Other Assets	(5,203,141)	(2.6)
	Net Assets	$198,988,374	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $192,707,195.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,454,332
Gross Unrealized Depreciation	(11,970,012)
Net Unrealized Appreciation	$11,484,320

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$189,431,460	$—	$—	$189,431,460
Exchange-Traded Funds	3,908,998	—	—	3,908,998
Short-Term Investments	5,212,000	5,639,057	—	10,851,057
Total Investments, at fair value	$198,552,458	$5,639,057	$—	$204,191,515

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Consumer Discretionary: 11.1%
113,700		CBS Corp. — Class B	$4,090,926	1.4
152,700		Comcast Corp. — Class A	5,677,386	1.9
93,900	@	Delphi Automotive PLC	3,191,661	1.1
87,800		Foot Locker, Inc.	3,146,752	1.1
182,800		Lowe’s Cos., Inc.	6,597,252	2.3
90,200		Macy’s, Inc.	3,490,740	1.2
159,800		Newell Rubbermaid, Inc.	3,485,238	1.2
55,900		Other Securities	2,744,131	0.9
			32,424,086	11.1

		Consumer Staples: 6.9%
134,200		Coca-Cola Enterprises, Inc.	4,184,356	1.4
41,600		JM Smucker Co.	3,679,936	1.3
106,400	@	Kraft Foods Group, Inc.	4,811,408	1.6
38,700		Philip Morris International, Inc.	3,478,356	1.2
56,700		Wal-Mart Stores, Inc.	4,083,534	1.4
			20,237,590	6.9

		Energy: 15.5%
48,000	@	Ensco PLC	2,795,040	1.0
29,500		EOG Resources, Inc.	3,469,790	1.2
244,500		ExxonMobil Corp.	21,550,230	7.3
176,200		Halliburton Co.	5,876,270	2.0
44,900		National Oilwell Varco, Inc.	3,066,670	1.0
90,300	@	Rowan Companies PLC	2,865,219	1.0
43,200		Royal Dutch Shell PLC — Class A ADR	2,893,104	1.0
124,600		Statoil ASA ADR	3,038,994	1.0
			45,555,317	15.5

		Financials: 25.0%
57,900		Ameriprise Financial, Inc.	3,512,793	1.2
110,700		BB&T Corp.	3,118,419	1.1
121,300		Citigroup, Inc.	4,193,341	1.4
61,500		EPR Properties	2,789,025	1.0
265,000		Fifth Third Bancorp.	3,879,600	1.3
207,400		JPMorgan Chase & Co.	8,519,992	2.9
143,800		Lincoln National Corp.	3,551,860	1.2
63,800		PNC Financial Services Group, Inc.	3,581,732	1.2
61,100		Prudential Financial, Inc.	3,184,532	1.1
138,700		SunTrust Bank	3,765,705	1.3
59,800		Travelers Cos., Inc.	4,235,036	1.5
174,000		US Bancorp.	5,613,240	1.9
116,100		Weingarten Realty Investors	3,155,598	1.1
296,400		Wells Fargo & Co.	9,784,164	3.3
156,100		XL Group PLC	3,797,913	1.3
581,700		Other Securities	6,650,931	2.2
			73,333,881	25.0

COMMON STOCK: (continued)
		Health Care: 10.5%
49,700		Abbott Laboratories	$3,230,500	1.1
61,900		Eli Lilly & Co.	3,035,576	1.0
72,900		Medtronic, Inc.	3,069,819	1.1
218,200		Merck & Co., Inc.	9,666,260	3.3
475,800		Pfizer, Inc.	11,904,516	4.0
			30,906,671	10.5

		Industrials: 9.1%
85,700		Ametek, Inc.	3,199,181	1.1
45,000		Boeing Co.	3,342,600	1.1
67,800		Fluor Corp.	3,598,824	1.2
60,100		General Dynamics Corp.	3,996,650	1.4
448,100		General Electric Co.	9,468,353	3.2
25,400		Union Pacific Corp.	3,118,612	1.1
			26,724,220	9.1

		Information Technology: 6.3%
79,400		Automatic Data Processing, Inc.	4,506,744	1.6
390,900		Cisco Systems, Inc.	7,391,919	2.5
118,700		Microchip Technology, Inc.	3,610,854	1.2
108,700		Microsoft Corp.	2,893,594	1.0
			18,403,111	6.3

		Materials: 4.9%
96,600		Freeport-McMoRan Copper & Gold, Inc.	3,768,366	1.3
90,100		International Paper Co.	3,346,314	1.2
93,000		Nucor Corp.	3,829,740	1.3
91,700		Packaging Corp. of America	3,341,548	1.1
			14,285,968	4.9

		Telecommunication Services: 3.8%
131,400		CenturyTel, Inc.	5,103,576	1.7
138,300		Verizon Communications, Inc.	6,101,796	2.1
			11,205,372	3.8

		Utilities: 6.1%
201,300		CenterPoint Energy, Inc.	3,971,649	1.4
69,900		DTE Energy Co.	4,234,542	1.4
50,900		Entergy Corp.	3,234,186	1.1
177,700		Great Plains Energy, Inc.	3,598,425	1.2
162,500		NV Energy, Inc.	2,978,625	1.0
162,000		Other Securities(a)	—	—
			18,017,427	6.1

		Total Common Stock (Cost $279,785,515)	$291,093,643	99.2
		Assets in Excess of Other Liabilities	2,227,169	0.8
		Net Assets	$293,320,812	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING VALUE CHOICE FUND

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $279,895,899.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,688,478
Gross Unrealized Depreciation	(490,734)
Net Unrealized Appreciation	$11,197,744

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$32,424,086	$—	$—	$32,424,086
Consumer Staples	20,237,590	—	—	20,237,590
Energy	45,555,317	—	—	45,555,317
Financials	73,333,881	—	—	73,333,881
Health Care	30,906,671	—	—	30,906,671
Industrials	26,724,220	—	—	26,724,220
Information Technology	18,403,111	—	—	18,403,111
Materials	14,285,968	—	—	14,285,968
Telecommunication Services	11,205,372	—	—	11,205,372
Utilities	18,017,427	—	—	18,017,427
Total Common Stock	291,093,643	—	—	291,093,643
Total Investments, at fair value	$291,093,643	$—	$—	$291,093,643

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new ING Funds.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Fund is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Advisers; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Funds, information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser and ING Investment Management CO. LLC (“ING IM”), a Sub-Adviser to certain Funds, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and ING IM, into an independent,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

standalone company. The Board further noted that this separation may result in the Adviser and ING IM’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Funds would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Funds, the Adviser, and ING IM, including its ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser and ING IM currently provides. In this regard, the Board noted that the Adviser and ING IM did not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

For each Fund other than ING MidCap Value Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class I shares were used for ING MidCap Value Fund for such certain comparisons. The class of shares was generally selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent, and quality of the services the Sub-Advisers provide to the applicable Funds and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Funds that they manage. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis, which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Advisers’ investment processes and to try to identify issues that may be relevant to a Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the ING Fund complex. The Board noted that, for new non-ING-affiliated Sub-Advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new sub-adviser for a Fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of October 31, 2012. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Advisers for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature, extent, and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Funds’

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees rates of the Adviser and Sub-Advisers primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Large Cap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Large Cap Value Fund (formerly, ING Equity Dividend Fund), the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the third quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Growth Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Growth Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

year-to-date, one-year, and three-year periods, but underperformed for the most recent calendar quarter, five-year, and ten-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, the second quintile for the most recent calendar quarter and five-year periods, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Value Fund

In considering whether to approve the renewal of the Advisory Contract and Sub-Advisory Contracts for ING MidCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Fund outperformed its primary benchmark for the year-to-date period, but underperformed for the most recent calendar quarter; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory Contract and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Fund is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Fund time to establish a longer performance record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rates payable by the Adviser to the Sub-Advisers are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED))

2012: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year, and ten-year periods, the second quintile for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Fund is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Fund is ranked in the first

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(highest) quintile of its Morningstar category for the most recent calendar quarter, one-year, three-year, and five-year periods, the second quintile for the year-to-date period, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Value Choice Fund

In considering whether to approve the renewal of the Advisory Contract for ING Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account that the Board, at its September 2012 meeting, had approved an interim sub-adviser change, to be effective on November 30, 2012, and the merger of the Fund into ING Large Cap Value Fund, and that this merger is expected to occur in March 2013 if approved by the Fund’s shareholders.

In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the reasonableness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that the Fund will undergo an interim sub-adviser change in November 2012 and will likely merge into ING Large Cap Value Fund in March 2013, and it is reasonable to further assess performance after these changes are implemented. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Investment Sub-Advisory Contract

ING Value Choice Fund

At a meeting of the Board held on September 6, 2012, the Board, including a majority of the Independent Trustees, determined to: (1) approve the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reorganization of ING Value Choice Fund (“Value Choice Fund”) with and into ING Large Cap Value Fund (“Large Cap Value Fund”), subject to shareholder approval of the reorganization; (2) terminate Tradewinds Global Investors, LLC (“Tradewinds”) as sub-adviser to Value Choice Fund effective November 13, 2012; (3) appoint ING IM as sub-adviser to Value Choice Fund effective as of the close of business on November 13, 2012; (4) approve an interim sub-advisory agreement with ING IM that became effective on November 30, 2012 (the “Interim Agreement”), under which ING IM serves as the sub-adviser to Value Choice Fund and provides day-to-day management services to Value Choice Fund for a period of up to 150 days; and (5) approve a new sub-advisory contract (“Sub-Advisory Contract”) with ING IM under which it would continue to serve as Sub-Adviser to the Fund upon expiration of the 150 day period of the Interim Agreement. The Sub-Advisory Contract is subject to shareholder approval and is expected to become effective in March 2013. The Interim Agreement was put into place to bridge the period between the termination of Tradewinds and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Sub-Advisory Contract.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract (together, the “Sub-Advisory Agreements”) with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with ING IM should be approved for the Value Choice Fund. The materials provided to the Board to inform its consideration of whether to approve the proposed Sub-Advisory Agreements with ING IM included the following: (1) ING IM’s presentation before the Joint Meeting of the Domestic Equity Funds Investment Review Committee and the International/Balanced/Fixed Income Funds Investment Review Committee at their September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) Management’s rationale for proposing the reorganization and appointing ING IM as the sub-adviser to Value Choice Fund, including the turnover in the portfolio management team, changes in leadership at Tradewinds, and the Fund’s performance relative to its benchmark and Selected Peer Group, (b) the performance of ING IM in managing the Large Cap Value Fund, which Value Choice Fund was proposed to merge into, and (c) ING IM’s considerable firm-wide resources, investment philosophy, and overall investment process; (3) FACT Sheets that provide information about the performance and projected net expense ratio of Value Choice Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of ING IM; (4) ING IM’s responses to inquiries from K&L Gates, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the view of the Adviser with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Fund Complex; (5) the compensation under the Sub-Advisory Agreements in light of the services to be provided by ING IM; (6) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (7) the sub-advisory fee rate payable by the Adviser to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to the Fund under the proposed Sub-Advisory Agreements with the Adviser; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a report from the Trust’s CCO representing whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-UDEALL     (1112-011813)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING GROWTH OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 16.7%
61,180		Comcast Corp. — Class A	2,274,672	2.3
39,000	@	Delphi Automotive PLC	1,325,610	1.3
25,770	@	Discovery Communications, Inc. — Class A	1,556,766	1.6
33,940		Foot Locker, Inc.	1,216,409	1.2
32,160		Gap, Inc.	1,108,234	1.1
28,150		Home Depot, Inc.	1,831,720	1.9
25,830		Macy’s, Inc.	999,621	1.0
19,825	@	Michael Kors Holdings Ltd.	1,053,699	1.1
13,910		Petsmart, Inc.	982,881	1.0
2,260	@	Priceline.com, Inc.	1,498,742	1.5
24,050		Scripps Networks Interactive—Class A	1,419,912	1.4
26,900		Wyndham Worldwide Corp.	1,320,521	1.3
			16,588,787	16.7
		Consumer Staples: 9.6%
46,830		Coca-Cola Enterprises, Inc.	1,460,160	1.4
19,980		Costco Wholesale Corp.	2,077,720	2.1
14,890		JM Smucker Co.	1,317,169	1.3
37,900		Mondelez International, Inc.	981,231	1.0
34,110		Wal-Mart Stores, Inc.	2,456,602	2.5
13,740		Whole Foods Market, Inc.	1,282,766	1.3
			9,575,648	9.6
		Energy: 5.0%
34,150	@	Cameron International Corp.	1,842,392	1.9
53,050	@	Denbury Resources, Inc.	818,562	0.8
10,110		EOG Resources, Inc.	1,189,138	1.2
16,040		National Oilwell Varco, Inc.	1,095,532	1.1
			4,945,624	5.0
		Financials: 4.7%
7,920	@	Affiliated Managers Group, Inc.	1,020,651	1.0
8,760		Blackrock, Inc.	1,726,070	1.8
24,740		JPMorgan Chase & Co.	1,016,319	1.0
12,140		Travelers Cos., Inc.	859,755	0.9
			4,622,795	4.7
		Health Care: 11.7%
12,340	@	Alexion Pharmaceuticals, Inc.	1,184,887	1.2
8,500	@	Biogen Idec, Inc.	1,267,265	1.3
21,270		Cooper Cos., Inc.	2,019,374	2.0
31,270	@	Cyberonics	1,616,659	1.6
24,000	@	Express Scripts Holding Co.	1,292,400	1.3
27,420	@	Gilead Sciences, Inc.	2,056,500	2.1
39,790		Resmed, Inc.	1,634,971	1.7
11,410	@	Salix Pharmaceuticals Ltd.	488,918	0.5
			11,560,974	11.7

COMMON STOCK: (continued)
		Industrials: 12.6%
29,220		Ametek, Inc.	1,090,783	1.1
36,048		Danaher Corp.	1,945,511	2.0
23,860		Equifax, Inc.	1,222,586	1.2
8,580	@	IHS, Inc.	790,561	0.8
18,520		Nordson Corp.	1,133,239	1.1
17,515		Regal-Beloit Corp.	1,221,671	1.2
15,754		Roper Industries, Inc.	1,757,044	1.8
17,100		Union Pacific Corp.	2,099,538	2.1
39,160		Waste Connections, Inc.	1,289,147	1.3
			12,550,080	12.6
		Information Technology: 33.8%
13,994		Apple, Inc.	8,190,408	8.3
30,680	@	Autodesk, Inc.	1,016,429	1.0
69,670	@	EMC Corp.	1,729,209	1.7
11,940	@	F5 Networks, Inc.	1,118,539	1.1
59,090		Flir Systems, Inc.	1,205,436	1.2
5,910	@	Google, Inc. — Class A	4,127,367	4.2
15,930		International Business Machines Corp.	3,027,815	3.1
23,780		Intuit, Inc.	1,424,660	1.4
70,400	@	Juniper Networks, Inc.	1,265,792	1.3
42,910	@	NetApp, Inc.	1,360,676	1.4
69,790		Nvidia Corp.	836,084	0.8
67,423		Oracle Corp.	2,164,278	2.2
31,990		Qualcomm, Inc.	2,035,204	2.1
16,400	@	Teradata Corp.	975,472	1.0
11,310		Visa, Inc.	1,693,220	1.7
38,430		Xilinx, Inc.	1,331,600	1.3
			33,502,189	33.8
		Materials: 4.0%
19,330		Eastman Chemical Co.	1,176,230	1.2
25,470		Freeport-McMoRan Copper & Gold, Inc.	993,585	1.0
28,720		International Paper Co.	1,066,661	1.1
56,440		Steel Dynamics, Inc.	729,205	0.7
			3,965,681	4.0
		Total Common Stock (Cost $81,679,306)	97,311,778	98.1

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
564,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $564,000)	564,000	0.6
		Total Short-Term Investments (Cost $564,000)	564,000	0.6
		Total Investments in Securities (Cost $82,243,306)	$97,875,778	98.7
		Assets in Excess of Other Liabilities	1,247,607	1.3
		Net Assets	$99,123,385	100.0

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING GROWTH OPPORTUNITIES FUND

@	Non-income producing security

Cost for federal income tax purposes is $82,500,473.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,101,871
Gross Unrealized Depreciation	(1,726,566)
Net Unrealized Appreciation	$15,375,305

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$97,311,778	$—	$—	$97,311,778
Short-Term Investments	564,000	—	—	564,000
Total Investments, at fair value	$97,875,778	$—	$—	$97,875,778

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING LARGE CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.3%
		Consumer Discretionary: 9.1%
221,817		Comcast Corp. — Class A	8,247,156	1.9
136,263	@	Delphi Automotive PLC	4,631,579	1.1
127,775		Foot Locker, Inc.	4,579,456	1.0
269,734		Lowe’s Cos., Inc.	9,734,700	2.2
131,607		Macy’s, Inc.	5,093,191	1.2
67,353	@	Penn National Gaming, Inc.	3,422,880	0.8
64,242		Six Flags Entertainment Corp.	3,949,598	0.9
			39,658,560	9.1
		Consumer Staples: 6.8%
194,219		Coca-Cola Enterprises, Inc.	6,055,749	1.4
62,226		JM Smucker Co.	5,504,512	1.3
155,629	@	Kraft Foods Group, Inc.	7,037,543	1.6
55,582		Philip Morris International, Inc.	4,995,710	1.1
81,903		Wal-Mart Stores, Inc.	5,898,654	1.4
			29,492,168	6.8
		Energy: 14.6%
69,509	@	Ensco PLC	4,047,509	0.9
43,187		EOG Resources, Inc.	5,079,655	1.2
352,018		ExxonMobil Corp.	31,026,867	7.1
254,018		Halliburton Co.	8,471,500	1.9
35,346		National Oilwell Varco, Inc.	2,414,132	0.5
131,226	@	Rowan Companies PLC	4,163,801	1.0
62,737		Royal Dutch Shell PLC — Class A ADR	4,201,497	1.0
178,250		Statoil ASA ADR	4,347,517	1.0
			63,752,478	14.6
		Financials: 24.3%
184,014		AllianceBernstein Holding LP	3,234,966	0.7
84,970		Ameriprise Financial, Inc.	5,155,130	1.2
160,104		BB&T Corp.	4,510,130	1.0
171,754		Blackstone Group LP	2,523,066	0.6
177,095		Citigroup, Inc.	6,122,174	1.4
89,442		EPR Properties	4,056,195	0.9
380,393		Fifth Third Bancorp.	5,568,954	1.3
296,436		JPMorgan Chase & Co.	12,177,591	2.8
206,615		Lincoln National Corp.	5,103,390	1.2
90,336		PNC Financial Services Group, Inc.	5,071,463	1.2
85,736		Prudential Financial, Inc.	4,468,560	1.0
649,900		Regions Financial Corp.	4,334,833	1.0
198,691		SunTrust Bank	5,394,461	1.2
85,992		Travelers Cos., Inc.	6,089,953	1.4
249,162		US Bancorp.	8,037,966	1.9
165,598		Weingarten Realty Investors	4,500,954	1.0
425,748		Wells Fargo & Co.	14,053,941	3.2
224,245		XL Group PLC	5,455,881	1.3
			105,859,608	24.3

COMMON STOCK: (continued)
		Health Care: 10.2%
72,065		Abbott Laboratories	4,684,225	1.1
89,314		Eli Lilly & Co.	4,379,959	1.0
106,308		Medtronic, Inc.	4,476,630	1.0
314,580		Merck & Co., Inc.	13,935,894	3.2
688,327		Pfizer, Inc.	17,221,941	3.9
			44,698,649	10.2
		Industrials: 8.8%
124,196		Ametek, Inc.	4,636,237	1.1
65,549		Boeing Co.	4,868,980	1.1
98,769		Fluor Corp.	5,242,659	1.2
86,375		General Dynamics Corp.	5,743,937	1.3
641,688		General Electric Co.	13,558,867	3.1
37,182		Union Pacific Corp.	4,565,206	1.0
			38,615,886	8.8
		Information Technology: 6.1%
115,813		Automatic Data Processing, Inc.	6,573,546	1.5
568,091		Cisco Systems, Inc.	10,742,601	2.5
169,430		Microchip Technology, Inc.	5,154,060	1.2
148,306		Microsoft Corp.	3,947,906	0.9
			26,418,113	6.1
		Materials: 4.7%
140,296		Freeport-McMoRan Copper & Gold, Inc.	5,472,947	1.2
128,925		International Paper Co.	4,788,275	1.1
133,779		Nucor Corp.	5,509,019	1.3
131,735		Packaging Corp. of America	4,800,423	1.1
			20,570,664	4.7
		Telecommunication Services: 3.7%
190,646		CenturyTel, Inc.	7,404,691	1.7
200,649		Verizon Communications, Inc.	8,852,634	2.0
			16,257,325	3.7
		Utilities: 6.0%
289,540		CenterPoint Energy, Inc.	5,712,624	1.3
100,893		DTE Energy Co.	6,112,098	1.4
73,087		Entergy Corp.	4,643,948	1.1
255,167		Great Plains Energy, Inc.	5,167,132	1.2
237,189		NV Energy, Inc.	4,347,674	1.0
			25,983,476	6.0
		Total Common Stock (Cost $383,147,763)	411,306,927	94.3

EXCHANGE-TRADED FUNDS: 2.3%
136,800		iShares Russell 1000 Value Index Fund	9,815,400	2.3
		Total Exchange-Traded Funds (Cost $9,809,650)	9,815,400	2.3
		Total Long-Term Investments (Cost $392,957,413)	421,122,327	96.6

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING LARGE CAP VALUE FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.9%
	Mutual Funds: 2.9%
12,862,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $12,862,000)	12,862,000	2.9
	Total Short-Term Investments (Cost $12,862,000)	12,862,000	2.9
	Total Investments in Securities (Cost $405,819,413)	$433,984,327	99.5
	Assets in Excess of Other Liabilities	2,041,254	0.5
	Net Assets	$436,025,581	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $406,980,669.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,634,499
Gross Unrealized Depreciation	(2,630,841)
Net Unrealized Appreciation	$27,003,658

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$411,306,927	$—	$—	$411,306,927
Exchange-Traded Funds	9,815,400	—	—	9,815,400
Short-Term Investments	12,862,000	—	—	12,862,000
Total Investments, at fair value	$433,984,327	$—	$—	$433,984,327

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 10.4%
41,353	@	ANN, Inc.	1,387,393	0.5
55,448	@	Ascena Retail Group, Inc.	1,114,505	0.4
24,800		Brunswick Corp.	639,096	0.2
60,900		Dana Holding Corp.	863,562	0.3
25,200		Family Dollar Stores, Inc.	1,794,240	0.7
50,900		H&R Block, Inc.	917,727	0.4
29,841		Jarden Corp.	1,578,887	0.6
42,900	L	Lennar Corp.	1,631,916	0.6
108,250		Mattel, Inc.	4,060,458	1.5
216,400		Newell Rubbermaid, Inc.	4,719,684	1.8
11,100		Ross Stores, Inc.	631,812	0.2
850,500		Samsonite International SA	1,823,314	0.7
36,947	@	Tenneco, Inc.	1,184,890	0.5
48,700	@	Toll Brothers, Inc.	1,550,608	0.6
52,370	@	TRW Automotive Holdings Corp.	2,652,017	1.0
27,300		Virgin Media, Inc.	960,141	0.4
			27,510,250	10.4
		Consumer Staples: 2.6%
29,300		Bunge Ltd.	2,143,588	0.8
12,500		Dr Pepper Snapple Group, Inc.	560,625	0.2
17,891		Energizer Holdings, Inc.	1,426,986	0.5
31,400		Harris Teeter Supermarkets, Inc.	1,192,886	0.5
26,100		Ingredion, Inc.	1,695,195	0.6
			7,019,280	2.6
		Energy: 9.9%
55,100	@	Cameron International Corp.	2,972,645	1.1
113,200	@	Cobalt International Energy, Inc.	2,639,824	1.0
36,800		Consol Energy, Inc.	1,153,680	0.4
51,750	@	Dresser-Rand Group, Inc.	2,732,918	1.0
53,600	@	Gulfport Energy Corp.	2,038,944	0.8
17,300		Japan Petroleum Exploration Co.	604,913	0.2
107,705	@	Key Energy Services, Inc.	720,546	0.3
76,350	@	McDermott International, Inc.	803,966	0.3
37,200	@	Newfield Exploration Co.	905,448	0.4
168,754	@	Noble Corp.	5,820,324	2.2
106,900	@	Ocean Rig UDW, Inc.	1,683,675	0.6
106,100		QEP Resources, Inc.	2,983,532	1.1
110,200		Trican Well Services Ltd.	1,362,315	0.5
			26,422,730	9.9
		Financials: 23.3%
53,500		American Assets Trust, Inc.	1,456,805	0.6
48,850		American Financial Group, Inc.	1,936,903	0.7

COMMON STOCK: (continued)
		Financials: (continued)
52,510		Ares Capital Corp.	931,527	0.4
58,600		BankUnited, Inc.	1,377,100	0.5
81,700	@	Beneficial Mutual Bancorp, Inc.	765,529	0.3
145,400		BR Properties SA	1,714,751	0.6
49,600		Comerica, Inc.	1,467,664	0.6
26,000		Equity Lifestyle Properties, Inc.	1,706,640	0.6
26,100		EverBank Financial Corp.	385,758	0.1
15,100	@	Everest Re Group Ltd.	1,637,897	0.6
187,390		Fifth Third Bancorp.	2,743,390	1.0
67,840		First Midwest Bancorp., Inc.	848,000	0.3
79,800	@	Forest City Enterprises, Inc.	1,200,990	0.5
171,300		Hartford Financial Services Group, Inc.	3,628,134	1.4
49,000		Hatteras Financial Corp.	1,306,340	0.5
57,350		HCC Insurance Holdings, Inc.	2,115,068	0.8
250,722		Huntington Bancshares, Inc.	1,541,940	0.6
14,700		IBERIABANK Corp.	716,625	0.3
35,600		Iguatemi Empresa de Shopping Centers S.A.	433,005	0.2
56,600	@	Invesco Ltd.	1,414,434	0.5
431,380	L	KKR Financial Holdings LLC	4,533,804	1.7
36,000		LaSalle Hotel Properties	867,960	0.3
11,032		NYSE Euronext	257,597	0.1
17,700	@	PartnerRe Ltd.	1,466,976	0.6
70,933		People’s United Financial, Inc.	864,673	0.3
108,600	@	PHH Corp.	2,379,426	0.9
31,020	@	Popular, Inc.	613,265	0.2
60,800		Principal Financial Group, Inc.	1,650,720	0.6
277,300		Regions Financial Corp.	1,849,591	0.7
109,667		Reinsurance Group of America, Inc.	5,614,950	2.1
101,952		Tower Group, Inc.	1,722,989	0.7
216,700		UnumProvident Corp.	4,418,513	1.7
94,700		Weyerhaeuser Co.	2,609,932	1.0
67,400		XL Group PLC	1,639,842	0.6
95,200		Zions Bancorp.	1,910,664	0.7
			61,729,402	23.3
		Health Care: 8.9%
221,713		Almirall SA	2,054,105	0.7
89,400		AmerisourceBergen Corp.	3,774,468	1.4
189,000	@	Boston Scientific Corp.	1,047,060	0.4
93,800	@	Brookdale Senior Living, Inc.	2,397,528	0.9
47,800		Cigna Corp.	2,498,506	0.9
60,200	@	Endo Pharmaceuticals Holdings, Inc.	1,725,332	0.7
15,850		Humana, Inc.	1,036,748	0.4
82,000	@	Impax Laboratories, Inc.	1,667,880	0.6
77,300	@	Mylan Laboratories	2,101,014	0.8
22,827		UCB S.A.	1,297,033	0.5

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
79,900		Universal Health Services, Inc.	3,601,093	1.4
49,300	@	Vanguard Health Systems, Inc.	521,101	0.2
			23,721,868	8.9
		Industrials: 16.5%
85,918	@	Acacia Research — Acacia Technologies	1,909,957	0.7
682,545	@	ACCO Brands Corp.	4,600,353	1.7
35,100	@	AGCO Corp.	1,619,865	0.6
78,100		Barnes Group, Inc.	1,647,129	0.6
116,500	@	Delta Airlines, Inc.	1,165,000	0.4
17,200		Dover Corp.	1,093,748	0.4
30,500	@	Esterline Technologies Corp.	1,864,770	0.7
64,400		Fluor Corp.	3,418,352	1.3
29,217		Gardner Denver, Inc.	2,040,807	0.8
32,200		Hubbell, Inc.	2,712,850	1.0
109,950		KBR, Inc.	3,056,610	1.2
28,369	@	Kirby Corp.	1,641,998	0.6
17,559	@	Old Dominion Freight Line	587,173	0.2
23,480	@	Owens Corning, Inc.	811,938	0.3
49,600	@	Pentair Ltd.	2,405,104	0.9
6,250		Regal-Beloit Corp.	435,938	0.2
35,230		Republic Services, Inc.	1,002,998	0.4
51,200	@	Spirit Airlines, Inc.	859,136	0.3
5,650		SPX Corp.	384,878	0.2
13,398	@	Swift Transporation Co.	113,347	0.0
28,300	@	Teledyne Technologies, Inc.	1,782,900	0.7
16,200		Triumph Group, Inc.	1,062,882	0.4
41,400	@	United Rentals, Inc.	1,719,342	0.7
50,500		URS Corp.	1,902,840	0.7
75,750		Werner Enterprises, Inc.	1,643,018	0.6
34,600	@	Wesco International, Inc.	2,236,890	0.9
			43,719,823	16.5
		Information Technology: 9.5%
151,697	@	Arrow Electronics, Inc.	5,652,230	2.1
69,400		Avago Technologies Ltd.	2,435,940	0.9
45,050	@	Avnet, Inc.	1,319,514	0.5
64,100	L	Booz Allen Hamilton Holding Corp.	898,041	0.3
7,450	@	CACI International, Inc.	381,067	0.1
27,200	@	Check Point Software Technologies	1,255,824	0.5
132,250	@	Fairchild Semiconductor International, Inc.	1,764,215	0.7
22,100		Harris Corp.	1,041,573	0.4
107,800	@	Microsemi Corp.	2,063,292	0.8
39,000	@	Sandisk Corp.	1,524,900	0.6
190,507	@	Skyworks Solutions, Inc.	4,314,984	1.6
138,700	@	Teradyne, Inc.	2,169,268	0.8
40,950		Western Union Co.	516,380	0.2
			25,337,228	9.5

COMMON STOCK: (continued)
		Materials: 10.8%
46,330		Allegheny Technologies, Inc.	1,212,920	0.5
46,578		Ashland, Inc.	3,303,312	1.2
18,400		Cabot Corp.	694,232	0.3
3,700		Celanese Corp.	151,848	0.1
84,149	@	Crown Holdings, Inc.	3,142,965	1.2
36,850		Cytec Industries, Inc.	2,529,384	1.0
22,700		FMC Corp.	1,258,942	0.5
202,377		Incitec Pivot Ltd.	665,653	0.2
70,800		International Paper Co.	2,629,512	1.0
90,600	@	Louisiana-Pacific Corp.	1,578,252	0.6
70,900		Methanex Corp.	2,144,016	0.8
163,070	@	Owens-Illinois, Inc.	3,266,292	1.2
60,800		Packaging Corp. of America	2,215,552	0.8
10,550		Reliance Steel & Aluminum Co.	595,020	0.2
68,147		Rexam PLC	478,058	0.2
59,656		Schweitzer-Mauduit International, Inc.	2,235,310	0.8
600,000		Yingde Gases	595,211	0.2
			28,696,479	10.8
		Telecommunication Services: 0.3%
84,861	L	Windstream Corp.	711,135	0.3
		Utilities: 6.6%
36,600		Alliant Energy Corp.	1,640,412	0.6
48,250		CMS Energy Corp.	1,178,748	0.5
117,550		Edison International	5,346,174	2.0
38,600		Great Plains Energy, Inc.	781,650	0.3
56,800		Northeast Utilities	2,200,432	0.8
120,800		NV Energy, Inc.	2,214,264	0.9
72,900		UGI Corp.	2,421,738	0.9
43,100		Wisconsin Energy Corp.	1,617,543	0.6
			17,400,961	6.6
		Total Common Stock (Cost $243,205,467)	262,269,156	98.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc(1): 2.6%
1,669,132	Barclays Bank PLC, Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,669,164, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $1,702,515, due 11/01/40-07/01/42)	1,669,132	0.6

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MID CAP VALUE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
351,395	BNP Paribas Bank, Repurchase Agreement dated 11/30/12, 0.21%, due 12/03/12 (Repurchase Amount $351,401, collateralized by various U.S. Government Securities, 0.000%-0.875%, Market Value plus accrued interest $358,425, due 12/20/12-11/30/17)	351,395	0.2
1,669,132	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,669,165, collateralized by various U.S. Government Agency Obligations, 2.233%-5.000%, Market Value plus accrued interest $1,702,515, due 03/01/21-12/01/42)	1,669,132	0.6
1,669,132	Deutsche Bank AG, Repurchase Agreement dated 11/30/12, 0.25%, due 12/03/12 (Repurchase Amount $1,669,166, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,702,515, due 08/20/41-11/15/42)	1,669,132	0.6
1,669,132	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,669,164, collateralized by various U.S. Government Agency Obligations, 2.459%-6.500%, Market Value plus accrued interest $1,702,515, due 11/01/22-12/01/42)	1,669,132	0.6
		7,027,923	2.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
2,823,649	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,823,649)	2,823,649	1.1
	Total Short-Term Investments (Cost $9,851,572)	9,851,572	3.7
	Total Investments in Securities (Cost $253,057,039)	$272,120,728	102.5
	Liabilities in Excess of Other Assets	(6,718,325)	(2.5)
	Net Assets	$265,402,403	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $255,611,443.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,094,459
Gross Unrealized Depreciation	(7,585,174)
Net Unrealized Appreciation	$16,509,285

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MID CAP VALUE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$25,686,936	$1,823,314	$—	$27,510,250
Consumer Staples	7,019,280	—	—	7,019,280
Energy	25,817,817	604,913	—	26,422,730
Financials	61,729,402	—	—	61,729,402
Health Care	20,370,730	3,351,138	—	23,721,868
Industrials	43,719,823	—	—	43,719,823
Information Technology	25,337,228	—	—	25,337,228
Materials	26,957,557	1,738,922	—	28,696,479
Telecommunication Services	711,135	—	—	711,135
Utilities	17,400,961	—	—	17,400,961
Total Common Stock	254,750,869	7,518,287	—	262,269,156
Short-Term Investments	2,823,649	7,027,923	—	9,851,572
Total Investments, at fair value	$257,574,518	$14,546,210	$—	$272,120,728

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING MIDCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.3%
		Consumer Discretionary: 26.1%
358,208		Brinker International, Inc.	10,728,330	1.2
522,280	@	Delphi Automotive PLC	17,752,297	2.0
314,620	@	Discovery Communications, Inc. — Class A	19,006,194	2.1
423,025		Foot Locker, Inc.	15,161,216	1.7
509,750		Gap, Inc.	17,565,985	1.9
274,216		Harley-Davidson, Inc.	12,877,183	1.4
83,369	@	Liberty Media Corp. —Liberty Capital	9,169,756	1.0
547,090	@,L	Lions Gate Entertainment Corp.	8,961,334	1.0
376,701		Macy’s, Inc.	14,578,329	1.6
154,620	@	The Madison Square Garden, Inc.	6,772,356	0.7
260,685	@	Michael Kors Holdings Ltd.	13,855,408	1.5
643,810		Newell Rubbermaid, Inc.	14,041,496	1.5
143,628	@	Penn National Gaming, Inc.	7,299,175	0.8
216,630		Petsmart, Inc.	15,307,076	1.7
142,691		Ross Stores, Inc.	8,121,972	0.9
216,990		Scripps Networks Interactive—Class A	12,811,090	1.4
152,290		Six Flags Entertainment Corp.	9,362,789	1.0
122,700	@	Ulta Salon Cosmetics & Fragrance, Inc.	12,304,356	1.4
241,788		Wyndham Worldwide Corp.	11,869,373	1.3
			237,545,715	26.1
		Consumer Staples: 6.1%
142,498		Beam, Inc.	7,995,563	0.9
569,839		Coca-Cola Enterprises, Inc.	17,767,580	1.9
136,380		JM Smucker Co.	12,064,175	1.3
193,190		Whole Foods Market, Inc.	18,036,218	2.0
			55,863,536	6.1
		Energy: 6.3%
322,977	@	Cameron International Corp.	17,424,609	1.9
732,140	@	Denbury Resources, Inc.	11,296,921	1.2
326,250	@	Oasis Petroleum, Inc.	9,859,275	1.1
241,807		Range Resources Corp.	15,480,484	1.7
99,410	@	Southwestern Energy Co.	3,450,521	0.4
			57,511,810	6.3
		Financials: 8.0%
82,860	@	Affiliated Managers Group, Inc.	10,678,168	1.2
208,976		Ameriprise Financial, Inc.	12,678,574	1.4
657,927		Fifth Third Bancorp.	9,632,051	1.0
146,171		Marsh & McLennan Cos., Inc.	5,148,143	0.6

COMMON STOCK: (continued)
		Financials: (continued)
431,880		Nasdaq Stock Market, Inc.	10,464,453	1.1
137,290		T. Rowe Price Group, Inc.	8,878,544	1.0
273,990		Tanger Factory Outlet Centers, Inc.	9,008,791	1.0
296,815		UDR, Inc.	6,829,713	0.7
			73,318,437	8.0
		Health Care: 13.0%
161,414	@	Alexion Pharmaceuticals, Inc.	15,498,972	1.7
154,824		Cooper Cos., Inc.	14,698,991	1.6
343,540	@	HCA Holdings, Inc.	10,907,395	1.2
102,287	@	Laboratory Corp. of America Holdings	8,652,457	1.0
89,820	@	Myriad Genetics, Inc.	2,579,630	0.3
162,471		Perrigo Co.	16,815,749	1.8
36,340	@	Regeneron Pharmaceuticals, Inc.	6,415,827	0.7
332,430		Resmed, Inc.	13,659,549	1.5
144,100	@	Salix Pharmaceuticals Ltd.	6,174,685	0.7
139,160	@	Vertex Pharmaceuticals, Inc.	5,537,176	0.6
198,735	@	Watson Pharmaceuticals, Inc.	17,490,667	1.9
			118,431,098	13.0
		Industrials: 16.3%
200,723		Acuity Brands, Inc.	13,277,826	1.5
425,737		Ametek, Inc.	15,892,762	1.7
169,182	@	BE Aerospace, Inc.	8,012,460	0.9
279,790		Equifax, Inc.	14,336,440	1.6
89,000		Flowserve Corp.	12,330,950	1.4
70,790	@	IHS, Inc.	6,522,591	0.7
198,590		Nordson Corp.	12,151,722	1.3
222,247		Pall Corp.	13,219,252	1.5
159,966		Regal-Beloit Corp.	11,157,628	1.2
165,013		Roper Industries, Inc.	18,403,900	2.0
426,012		Waste Connections, Inc.	14,024,315	1.5
144,716	@	Wesco International, Inc.	9,355,889	1.0
			148,685,735	16.3
		Information Technology: 16.4%
308,602		Analog Devices, Inc.	12,529,241	1.4
504,520	@	Autodesk, Inc.	16,714,748	1.8
157,550	@	F5 Networks, Inc.	14,759,284	1.6
513,990		Flir Systems, Inc.	10,485,396	1.2
80,500	@	Gartner, Inc.	3,854,340	0.4
312,508		Intuit, Inc.	18,722,354	2.1
669,670	@	Juniper Networks, Inc.	12,040,667	1.3
252,568	@	Micros Systems, Inc.	10,976,605	1.2
554,634	@	NetApp, Inc.	17,587,444	1.9
639,114		Nvidia Corp.	7,656,586	0.9
153,230	@	Teradata Corp.	9,114,120	1.0
423,947		Xilinx, Inc.	14,689,764	1.6
			149,130,549	16.4

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: 4.4%
256,480		Eastman Chemical Co.	15,606,808	1.7
429,684		Packaging Corp. of America	15,657,685	1.7
669,320		Steel Dynamics, Inc.	8,647,614	1.0
			39,912,107	4.4
		Telecommunication Services: 1.7%
220,688	@	SBA Communications Corp.	15,187,748	1.7
		Total Common Stock (Cost $812,399,382)	895,586,735	98.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc(1): 0.5%
1,082,845	Barclays Bank PLC, Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,082,865, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $1,104,502, due 11/01/40-07/01/42)	1,082,845	0.1
227,966	BNP Paribas Bank, Repurchase Agreement dated 11/30/12, 0.21%, due 12/03/12 (Repurchase Amount $227,970, collateralized by various U.S. Government Securities, 0.000%-0.875%, Market Value plus accrued interest $232,527, due 12/20/12-11/30/17)	227,966	0.1
1,082,845	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,082,866, collateralized by various U.S. Government Agency Obligations, 2.233%-5.000%, Market Value plus accrued interest $1,104,502, due 03/01/21-12/01/42)	1,082,845	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,082,845	Deutsche Bank AG, Repurchase Agreement dated 11/30/12, 0.25%, due 12/03/12 (Repurchase Amount $1,082,867, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,104,502, due 08/20/41-11/15/42)	1,082,845	0.1
1,082,845	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,082,865, collateralized by various U.S. Government Agency Obligations, 2.459%-6.500%, Market Value plus accrued interest $1,104,502, due 11/01/22-12/01/42)	1,082,845	0.1
		4,559,346	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
17,294,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $17,294,000)	17,294,000	1.9
	Total Short-Term Investments (Cost $21,853,346)	21,853,346	2.4
	Total Investments in Securities (Cost $834,252,728)	$917,440,081	100.7
	Liabilities in Excess of Other Assets	(6,275,500)	(0.7)
	Net Assets	$911,164,581	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $835,243,067.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$96,991,193
Gross Unrealized Depreciation	(14,794,179)
Net Unrealized Appreciation	$82,197,014

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$895,586,735	$—	$—	$895,586,735
Short-Term Investments	17,294,000	4,559,346	—	21,853,346
Total Investments, at fair value	$912,880,735	$4,559,346	$—	$917,440,081

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%
		Financials: 98.7%
456,900		American Campus Communities, Inc.	20,012,220	1.8
152,200		American Tower Corp.	11,404,346	1.0
337,869		AvalonBay Communities, Inc.	44,527,755	4.0
561,982		Boston Properties, Inc.	57,676,213	5.2
411,500		BRE Properties, Inc.	20,019,475	1.8
446,900		CBL & Associates Properties, Inc.	10,059,719	0.9
594,700		Colonial Properties Trust	12,131,880	1.1
484,678		CubeSmart	6,688,556	0.6
1,156,000		DDR Corp.	17,698,360	1.6
137,800		Digital Realty Trust, Inc.	8,893,612	0.8
846,700		Douglas Emmett, Inc.	19,228,557	1.7
1,239,800		Duke Realty Corp.	16,737,300	1.5
879,139		Equity Residential	48,801,006	4.4
94,400		Essex Property Trust, Inc.	13,262,256	1.2
194,400		Federal Realty Investment Trust	20,225,376	1.8
1,740,142		General Growth Properties, Inc.	33,706,551	3.0
1,206,500		HCP, Inc.	54,352,825	4.9
784,300		Health Care Real Estate Investment Trust, Inc.	46,187,427	4.1
583,720		Healthcare Realty Trust, Inc.	13,921,722	1.2
410,600		Highwoods Properties, Inc.	13,237,744	1.2
3,131,955		Host Hotels & Resorts, Inc.	46,008,419	4.1
481,200		Kilroy Realty Corp.	21,702,120	1.9
1,817,423		Kimco Realty Corp.	35,003,567	3.1
643,300		LaSalle Hotel Properties	15,509,963	1.4
633,000		Liberty Property Trust	22,047,390	2.0
629,725		Macerich Co.	35,579,462	3.2
212,681		Pebblebrook Hotel Trust	4,434,399	0.4
481,300		Post Properties, Inc.	23,646,269	2.1
1,432,602		ProLogis, Inc.	48,622,512	4.4
344,102		Public Storage, Inc.	48,394,505	4.3
133,700	@	Realogy Holdings Corp.	5,041,827	0.5
256,300		Regency Centers Corp.	12,007,655	1.1
821,189		Simon Property Group, Inc.	124,927,483	11.2
379,500		SL Green Realty Corp.	28,606,710	2.6
517,000		Tanger Factory Outlet Centers, Inc.	16,998,960	1.5
298,000		Taubman Centers, Inc.	23,086,060	2.1
1,301,704		UDR, Inc.	29,952,209	2.7
703,957		Ventas, Inc.	44,806,863	4.0
333,264		Vornado Realty Trust	25,471,368	2.3
		Total Common Stock (Cost $756,653,376)	1,100,620,641	98.7

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
14,100,482		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $14,100,482)	14,100,482	1.3
		Total Short-Term Investments (Cost $14,100,482)	14,100,482	1.3
		Total Investments in Securities (Cost $770,753,858)	$1,114,721,123	100.0
		Assets in Excess of Other Liabilities	528,032	—
		Net Assets	$1,115,249,155	100.0

@	Non-income producing security

Cost for federal income tax purposes is $879,263,193.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$237,853,346
Gross Unrealized Depreciation	(2,395,416)
Net Unrealized Appreciation	$235,457,930

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING REAL ESTATE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$1,100,620,641	$—	$—	$1,100,620,641
Short-Term Investments	14,100,482	—	—	14,100,482
Total Investments, at fair value	$1,114,721,123	$—	$—	$1,114,721,123

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.2%
		Consumer Discretionary: 18.1%
98,500	@	Aeropostale, Inc.	1,360,285	0.7
41,795		Arbitron, Inc.	1,520,084	0.8
39,975	@	Arctic Cat, Inc.	1,504,259	0.8
31,900	@	Bally Technologies, Inc.	1,439,966	0.7
29,400	@	Childrens Place Retail Stores, Inc.	1,429,134	0.7
53,196		Cinemark Holdings, Inc.	1,446,931	0.7
83,511		Cooper Tire & Rubber Co.	2,086,105	1.0
101,900		Dana Holding Corp.	1,444,942	0.7
109,100	@	Express, Inc.	1,628,863	0.8
85,900		Finish Line	1,772,117	0.9
29,000		Gildan Activewear, Inc.	1,012,100	0.5
25,077	@	Hibbett Sporting Goods, Inc.	1,347,638	0.7
70,678	@,L	Imax Corp.	1,530,179	0.8
59,300	@	Jack in the Box, Inc.	1,633,715	0.8
52,319	@	Life Time Fitness, Inc.	2,462,132	1.2
37,902	@	LKQ Corp.	830,812	0.4
8,856	@	Lumber Liquidators	475,390	0.2
52,950		Monro Muffler, Inc.	1,698,636	0.9
50,440		OfficeMax, Inc.	504,400	0.3
41,255		Pool Corp.	1,728,172	0.9
64,200	@	Sally Beauty Holdings, Inc.	1,627,470	0.8
107,600	@	Smith & Wesson Holding Corp.	1,140,560	0.6
27,963	@	Steiner Leisure Ltd.	1,286,298	0.6
27,658		Vail Resorts, Inc.	1,557,699	0.8
77,531	@	Wet Seal, Inc.	227,941	0.1
27,480		Wyndham Worldwide Corp.	1,348,993	0.7
			36,044,821	18.1
		Consumer Staples: 2.0%
32,500		Casey’s General Stores, Inc.	1,605,500	0.8
26,900	@	Elizabeth Arden, Inc.	1,248,429	0.6
48,950		Flowers Foods, Inc.	1,152,283	0.6
			4,006,212	2.0
		Energy: 6.1%
71,381	@	Bill Barrett Corp.	1,240,602	0.6
60,600	@,L	C&J Energy Services, Inc.	1,210,182	0.6
73,900	@	Carrizo Oil & Gas, Inc.	1,533,425	0.8
26,300	@	Dril-Quip, Inc.	1,850,731	0.9
123,000	@	Key Energy Services, Inc.	822,870	0.4
41,866	@	McMoRan Exploration Co.	357,117	0.2
34,900	@	Rosetta Resources, Inc.	1,568,406	0.8
72,200	@	Swift Energy Co.	1,117,656	0.6
35,500	@	Unit Corp.	1,594,660	0.8
19,100		World Fuel Services Corp.	743,945	0.4
			12,039,594	6.1

COMMON STOCK: (continued)
		Financials: 8.0%
13,800	@	Affiliated Managers Group, Inc.	1,778,406	0.9
50,500		Colony Financial, Inc.	1,011,010	0.5
50,200		Coresite Realty Corp.	1,285,120	0.6
56,580	@	DFC Global Corp.	987,321	0.5
68,087	@	Financial Engines, Inc.	1,785,241	0.9
177,334		Hersha Hospitality Trust	831,697	0.4
28,200		Home Properties, Inc.	1,660,698	0.8
24,441	@	Signature Bank	1,714,781	0.9
50,634	@	Stifel Financial Corp.	1,540,286	0.8
30,100	@	SVB Financial Group	1,662,122	0.8
52,000		Tanger Factory Outlet Centers, Inc.	1,709,760	0.9
			15,966,442	8.0
		Health Care: 17.9%
29,700	@	Acorda Therapeutics, Inc.	747,846	0.4
49,200	@	Align Technology, Inc.	1,347,588	0.7
7,300	@	BioMarin Pharmaceuticals, Inc.	354,780	0.2
11,209	@	Bio-Rad Laboratories, Inc.	1,171,228	0.6
34,034	@	Centene Corp.	1,494,433	0.7
27,200		Chemed Corp.	1,851,776	0.9
36,800	@	Cubist Pharmaceuticals, Inc.	1,494,448	0.7
21,215	@	Haemonetics Corp.	1,719,051	0.9
92,144	@	Healthsouth Corp.	2,026,246	1.0
50,800	@	Impax Laboratories, Inc.	1,033,272	0.5
34,000	@,L	Incyte Corp., Ltd.	598,400	0.3
78,800	@	InterMune, Inc.	721,808	0.4
26,836	@	IPC The Hospitalist Co., Inc.	1,013,059	0.5
43,800	@	Luminex Corp.	754,236	0.4
74,600	@	Masimo Corp.	1,545,712	0.8
42,500	@	Medicines Co.	912,475	0.5
19,719	@	Mednax, Inc.	1,557,801	0.8
90,825	@	Merit Medical Systems, Inc.	1,260,651	0.6
36,300	@	Momenta Pharmaceuticals, Inc.	388,410	0.2
26,122	@	Nektar Therapeutics	170,577	0.1
24,474	@	Neogen Corp.	1,114,791	0.6
43,600	@	Omnicell, Inc.	665,772	0.3
32,604	@,L	OncoGenex Pharmaceutical, Inc.	411,136	0.2
5,236	@	Onyx Pharmaceuticals, Inc.	395,161	0.2
73,400	@	Optimer Pharmaceuticals, Inc.	747,946	0.4
53,700		Owens & Minor, Inc.	1,470,306	0.7
38,138	@	PSS World Medical, Inc.	1,084,645	0.5
12,500	@	Salix Pharmaceuticals Ltd.	535,625	0.3
28,500	@,L	Seattle Genetics, Inc.	721,335	0.4
32,846		Steris Corp.	1,122,348	0.6
45,452	@	Theravance, Inc.	1,021,761	0.5
23,000	@	Thoratec Corp.	855,600	0.4
31,199		Universal Health Services, Inc.	1,406,139	0.7
33,693	@	Vanda Pharmaceuticals, Inc.	117,252	0.1

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
130,522	@	Vical, Inc.	409,839	0.2
54,100	@,L	Vivus, Inc.	611,330	0.3
14,500	@	WellCare Health Plans, Inc.	699,915	0.3
			35,554,698	17.9
		Industrials: 17.7%
71,016		Actuant Corp.	2,043,130	1.0
37,800		Acuity Brands, Inc.	2,500,470	1.2
6,786	@	Allegiant Travel Co.	502,300	0.2
20,360	@	Clean Harbors, Inc.	1,166,221	0.6
23,300		Corporate Executive Board Co.	997,240	0.5
46,500	@	EnPro Industries, Inc.	1,826,520	0.9
26,700	@	Genesee & Wyoming, Inc.	1,947,765	1.0
26,500		Geo Group, Inc.	747,300	0.4
46,557		Gorman-Rupp Co.	1,295,681	0.6
47,795		Healthcare Services Group	1,124,139	0.6
55,187	@	HUB Group, Inc.	1,786,403	0.9
40,200	@	Huron Consulting Group, Inc.	1,324,188	0.7
123,800		Knight Transportation, Inc.	1,860,714	0.9
20,167	@	Portfolio Recovery Associates, Inc.	1,992,903	1.0
19,739		Regal-Beloit Corp.	1,376,795	0.7
51,300		Simpson Manufacturing Co., Inc.	1,678,023	0.8
35,596	@	SYKES Enterprises, Inc.	521,837	0.3
27,100	@	Teledyne Technologies, Inc.	1,707,300	0.9
38,000		Toro Co.	1,704,680	0.9
68,812	@	TrueBlue, Inc.	980,571	0.5
58,066		Waste Connections, Inc.	1,911,533	1.0
17,300		Watsco, Inc.	1,240,237	0.6
30,500		Watts Water Technologies, Inc.	1,247,145	0.6
48,700		Woodward Governor Co.	1,780,959	0.9
			35,264,054	17.7
		Information Technology: 21.4%
76,285	@	Advanced Energy Industries, Inc.	975,685	0.5
21,503	@	Ansys, Inc.	1,426,294	0.7
107,800	@	Aruba Networks, Inc.	2,099,944	1.1
87,600	@	Aspen Technology, Inc.	2,276,724	1.1
108,536	@,L	Bankrate, Inc.	1,305,688	0.7
79,726		Blackbaud, Inc.	1,781,079	0.9
78,933	@	Cardtronics, Inc.	1,810,723	0.9
28,926	@	Coherent, Inc.	1,337,828	0.7
17,800	@	Commvault Systems, Inc.	1,181,208	0.6
29,000	@	DealerTrack Holdings, Inc.	779,810	0.4
53,900	@	Exa Corp.	669,977	0.3
126,338	@	Formfactor, Inc.	559,677	0.3
230,321	@	Integrated Device Technology, Inc.	1,444,113	0.7
41,300		j2 Global, Inc.	1,248,912	0.6
29,300	@	Kenexa Corp.	1,345,456	0.7
37,800	@	Liquidity Services, Inc.	1,552,068	0.8

COMMON STOCK: (continued)
		Information Technology: (continued)
56,900	@	LogMeIn, Inc.	1,217,660	0.6
39,200	@	Micros Systems, Inc.	1,703,632	0.9
49,600		MKS Instruments, Inc.	1,202,800	0.6
58,578	@	Monolithic Power Systems, Inc.	1,239,510	0.6
61,070		National Instruments Corp.	1,485,222	0.7
106,000	@	Parametric Technology Corp.	2,145,440	1.1
28,700		Pegasystems, Inc.	583,758	0.3
49,938	@	Plexus Corp.	1,156,065	0.6
177,200	@	PMC—Sierra, Inc.	912,580	0.5
100,100	@	Polycom, Inc.	1,047,046	0.5
65,000	@	QLIK Technologies, Inc.	1,259,700	0.6
68,900	@	Riverbed Technolgoy, Inc.	1,233,310	0.6
52,500	@	SciQuest, Inc.	855,225	0.4
71,600	@	Semtech Corp.	1,958,260	1.0
46,600	@	ServiceSource International, Inc.	239,058	0.1
58,700	@	Synaptics, Inc.	1,568,464	0.8
58,700	@	Synchronoss Technologies, Inc.	1,071,862	0.5
			42,674,778	21.4
		Materials: 4.0%
40,706		Buckeye Technologies, Inc.	1,128,370	0.6
81,800		Commercial Metals Co.	1,108,390	0.6
52,300		HB Fuller Co.	1,718,055	0.9
152,400		Hecla Mining Co.	883,920	0.4
18,887		Minerals Technologies, Inc.	1,397,638	0.7
69,800		Worthington Industries	1,644,488	0.8
			7,880,861	4.0
		Total Common Stock (Cost $175,864,507)	189,431,460	95.2

EXCHANGE-TRADED FUNDS: 1.9%
41,803		iShares Russell 2000 Growth Index Fund	3,908,998	1.9
		Total Exchange-Traded Funds (Cost $3,717,196)	3,908,998	1.9
		Total Long-Term Investments (Cost $179,581,703)	193,340,458	97.1

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.5%
	Securities Lending Collateralcc(1): 2.9%
523,802	Cantor Fitzgerald, Repurchase Agreement dated 11/30/12, 0.26%, due 12/03/12 (Repurchase Amount $523,813, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.750%, Market Value plus accrued interest $534,278, due 02/12/13-10/20/62)	523,802	0.3
1,339,276	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,339,302, collateralized by various U.S. Government Agency Obligations, 2.233%-5.000%, Market Value plus accrued interest $1,366,062, due 03/01/21-12/01/42)	1,339,276	0.7
1,339,276	Goldman Sachs & Co., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,339,302, collateralized by various U.S. Government Agency Obligations, 2.120%-4.500%, Market Value plus accrued interest $1,366,062, due 08/01/24-11/01/42)	1,339,276	0.7
1,339,276	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.20%, due 12/03/12 (Repurchase Amount $1,339,298, collateralized by various U.S. Government Agency Obligations, 0.000%, Market Value plus accrued interest $1,366,070, due 05/31/13)	1,339,276	0.7

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,097,427	Nomura Securities, Repurchase Agreement dated 11/30/12, 0.27%, due 12/03/12 (Repurchase Amount $1,097,451, collateralized by various U.S. Government Agency Obligations, 2.500%-10.500%, Market Value plus accrued interest $979,514, due 06/15/16-11/01/47)	1,097,427	0.5
		5,639,057	2.9

Shares		Value	Percentage of Net Assets

	Mutual Funds: 2.6%
5,212,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,212,000)	5,212,000	2.6
	Total Short-Term Investments (Cost $10,851,057)	10,851,057	5.5
	Total Investments in Securities (Cost $190,432,760)	$204,191,515	102.6
	Liabilities in Excess of Other Assets	(5,203,141)	(2.6)
	Net Assets	$198,988,374	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $192,707,195.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,454,332
Gross Unrealized Depreciation	(11,970,012)
Net Unrealized Appreciation	$11,484,320

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$189,431,460	$—	$—	$189,431,460
Exchange-Traded Funds	3,908,998	—	—	3,908,998
Short-Term Investments	5,212,000	5,639,057	—	10,851,057
Total Investments, at fair value	$198,552,458	$5,639,057	$—	$204,191,515

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Consumer Discretionary: 11.1%
113,700		CBS Corp.—Class B	4,090,926	1.4
152,700		Comcast Corp. — Class A	5,677,386	1.9
93,900	@	Delphi Automotive PLC	3,191,661	1.1
87,800		Foot Locker, Inc.	3,146,752	1.1
182,800		Lowe’s Cos., Inc.	6,597,252	2.3
90,200		Macy’s, Inc.	3,490,740	1.2
159,800		Newell Rubbermaid, Inc.	3,485,238	1.2
55,900		Wyndham Worldwide Corp.	2,744,131	0.9
			32,424,086	11.1
		Consumer Staples: 6.9%
134,200		Coca-Cola Enterprises, Inc.	4,184,356	1.4
41,600		JM Smucker Co.	3,679,936	1.3
106,400	@	Kraft Foods Group, Inc.	4,811,408	1.6
38,700		Philip Morris International, Inc.	3,478,356	1.2
56,700		Wal-Mart Stores, Inc.	4,083,534	1.4
			20,237,590	6.9
		Energy: 15.5%
48,000	@	Ensco PLC	2,795,040	1.0
29,500		EOG Resources, Inc.	3,469,790	1.2
244,500		ExxonMobil Corp.	21,550,230	7.3
176,200		Halliburton Co.	5,876,270	2.0
44,900		National Oilwell Varco, Inc.	3,066,670	1.0
90,300	@	Rowan Companies PLC	2,865,219	1.0
43,200		Royal Dutch Shell PLC — Class A ADR	2,893,104	1.0
124,600		Statoil ASA ADR	3,038,994	1.0
			45,555,317	15.5
		Financials: 25.0%
122,200		AllianceBernstein Holding LP	2,148,276	0.7
57,900		Ameriprise Financial, Inc.	3,512,793	1.2
110,700		BB&T Corp.	3,118,419	1.1
119,500		Blackstone Group LP	1,755,455	0.6
121,300		Citigroup, Inc.	4,193,341	1.4
61,500		EPR Properties	2,789,025	1.0
265,000		Fifth Third Bancorp.	3,879,600	1.3
207,400		JPMorgan Chase & Co.	8,519,992	2.9
340,000		Keycorp	2,747,200	0.9
143,800		Lincoln National Corp.	3,551,860	1.2
63,800		PNC Financial Services Group, Inc.	3,581,732	1.2
61,100		Prudential Financial, Inc.	3,184,532	1.1
138,700		SunTrust Bank	3,765,705	1.3
59,800		Travelers Cos., Inc.	4,235,036	1.5
174,000		US Bancorp.	5,613,240	1.9
116,100		Weingarten Realty Investors	3,155,598	1.1
296,400		Wells Fargo & Co.	9,784,164	3.3
156,100		XL Group PLC	3,797,913	1.3
			73,333,881	25.0

COMMON STOCK: (continued)
		Health Care: 10.5%
49,700		Abbott Laboratories	3,230,500	1.1
61,900		Eli Lilly & Co.	3,035,576	1.0
72,900		Medtronic, Inc.	3,069,819	1.0
218,200		Merck & Co., Inc.	9,666,260	3.3
475,800		Pfizer, Inc.	11,904,516	4.1
			30,906,671	10.5
		Industrials: 9.1%
85,700		Ametek, Inc.	3,199,181	1.1
45,000		Boeing Co.	3,342,600	1.1
67,800		Fluor Corp.	3,598,824	1.2
60,100		General Dynamics Corp.	3,996,650	1.4
448,100		General Electric Co.	9,468,353	3.2
25,400		Union Pacific Corp.	3,118,612	1.1
			26,724,220	9.1
		Information Technology: 6.3%
79,400		Automatic Data Processing, Inc.	4,506,744	1.6
390,900		Cisco Systems, Inc.	7,391,919	2.5
118,700		Microchip Technology, Inc.	3,610,854	1.2
108,700		Microsoft Corp.	2,893,594	1.0
			18,403,111	6.3
		Materials: 4.9%
96,600		Freeport-McMoRan Copper & Gold, Inc.	3,768,366	1.3
90,100		International Paper Co.	3,346,314	1.2
93,000		Nucor Corp.	3,829,740	1.3
91,700		Packaging Corp. of America	3,341,548	1.1
			14,285,968	4.9
		Telecommunication Services: 3.8%
131,400		CenturyTel, Inc.	5,103,576	1.7
138,300		Verizon Communications, Inc.	6,101,796	2.1
			11,205,372	3.8
		Utilities: 6.1%
201,300		CenterPoint Energy, Inc.	3,971,649	1.4
69,900		DTE Energy Co.	4,234,542	1.4
50,900		Entergy Corp.	3,234,186	1.1
177,700		Great Plains Energy, Inc.	3,598,425	1.2
162,000	@,L,X	Mirant Corp.	—	—
162,500		NV Energy, Inc.	2,978,625	1.0
			18,017,427	6.1
		Total Common Stock (Cost $279,785,515)	291,093,643	99.2
		Assets in Excess of Other Liabilities	2,227,169	0.8
		Net Assets	$293,320,812	100.0

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING VALUE CHOICE FUND

@	Non-income producing security

ADR	American Depositary Receipt

L	Loaned security, a portion or all of the security is on loan at November 30, 2012.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $279,895,899.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,688,478
Gross Unrealized Depreciation	(490,734)
Net Unrealized Appreciation	$11,197,744

See Accompanying Notes to Financial Statements

19

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust
By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 1, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 1, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: February 1, 2013